                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
    ----------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)


    ----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

[FAX LOGO]

                                                                Gateway Center 3
                                                             100 Mulberry Street
                                                        Newark, New Jersey 07102
                                                                  (800) 451-6788

                                                              February ___, 2003

Dear Stockholder:

     The Annual Meeting of Stockholders is to be held at 3:30 p.m. (Eastern time), on Thursday, March 20, 2003, at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

     At the Annual Meeting, the Fund's common stockholders will vote for the election of the Fund's Class III Directors for three-year terms and until their successors are duly elected and qualify, and the Fund's preferred stockholders will vote for the election of two additional Directors for one-year terms and until their successors are duly elected and qualify. Stockholders will also consider approval of the amendment and restatement of the Articles Supplementary creating the Fund's Series A through I Auction Market Preferred Stock. Stockholders who are present at the meeting will hear a report on the Fund and will be given an opportunity to discuss matters of interest to you as a stockholder.

     Your Directors recommend that you vote in favor of each of the foregoing matters.

                                       Martin J. Gilbert
                                       Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

             ______________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 20, 2003
             ______________________________________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey, on Thursday, March 20, 2003, at 3:30 p.m. (Eastern time), for the following purposes, each more fully described in the Proxy Statement:

     (1) To elect four Directors to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify;

     (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

     (3) To approve the amendment and restatement of the Articles Supplementary creating the Fund's Series A through I Auction Market Preferred Stock; and

     (4) To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on January 31, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors,

                                       Roy M. Randall
                                       Secretary

Newark, New Jersey
February ___, 2003

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                 PROXY STATEMENT

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

             ______________________________________________________

                         Annual Meeting of Stockholders

                                 March 20, 2003
             ______________________________________________________

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey, on Thursday, March 20, 2003, at 3:30 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is February ___, 2003 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposals 1 and 3, and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposals 2 and 3. The persons named as proxy holders will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102), or by attending the Meeting and voting in person. Stockholders may proxy vote using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also proxy vote by telephone, fax or internet. To proxy vote by telephone, fax or internet, stockholders should follow the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class III Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 3 (The amendment and restatement of the Articles Supplementary creating the Fund's Series A through I Auction Market Preferred Stock) will require the affirmative vote of a majority of the shares of common and preferred stock voting together as a single class. Abstentions are treated as present, and will have the effect of a vote "against" each Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on these Proposals will be voted "for" Proposals 1 and 2, and will have the effect of a vote against Proposal 3.

In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxy holders will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" a proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" a proposal, against adjournment. A shareholder vote may be taken on any proposal prior to adjournment if sufficient votes have been received for approval of that proposal.

The following table indicates which class of the Fund's stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                Solicitation of
                                            Solicitation of    Vote of Preferred
                                            Vote of Common       Stockholders
                                             Stockholders        (Series A-I)
                                            ---------------    -----------------
Proposal 1:
Election of Class III Directors ............  [check mark]            X

Proposal 2:
Election of Preferred Directors ............       X             [check mark]

Proposal 3:
Amendment and Restatement of the Articles
 Supplementary .............................  [check mark]       [check mark]

The Board of Directors has fixed the close of business on January 31, 2003 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of January 31, 2003, the Fund had outstanding [number of outstanding shares] shares of common stock, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

The Board of Directors of the Fund knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2002, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management Investor Relations, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

                   PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The Fund's bylaws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, will serve for three years, with one class being elected each year. Each year the term of office of one class will expire. Directors who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Investment Manager, or the Investment Adviser, are referred to in this Proxy Statement as "Interested Directors." Directors who are not interested persons as described above are referred to in this Proxy Statement as "Independent Directors."

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund's Nominating Committee, which is composed entirely of Independent Directors, has nominated David L. Elsum, Martin J. Gilbert, Peter J. O'Connell, and William J. Potter to serve as Class III Directors for three-year terms to expire at the Annual Meeting of Stockholders to be held in 2006 and until their successors are duly elected and qualified. Messrs. Elsum, O'Connell and Potter were elected by stockholders to serve until the 2003 Annual Meeting. Mr. Gilbert was appointed to the Board by the Board of Directors, including the Independent Directors, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Independent Directors, to fill a vacancy on the Board of Directors. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons indicated above to serve as Class III Directors for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund's nominees for election as Class III Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the table below.

----------------------------------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                                Funds in
                                                                                 Fund
                                                                                Complex*
                                                                                Overseen
                                         Term of                                   by
                                         Office                                  Director
                                          and                                      or
                           Position(s)   Length                                  Nominee       Other Directorships Held by
                            Held With    of Time      Principal Occupation(s)     for             Director or Nominee for
  Name, Address and Age     the Fund     Served       During Past Five Years     Director              Director
----------------------------------------------------------------------------------------------------------------------------
                                                        Class III
                Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2006
----------------------------------------------------------------------------------------------------------------------------

Interested Director
-------------------
Martin J. Gilbert**        Chairman of   Current      Mr. Gilbert is the Chief       2         Aberdeen Global Income Fund,
One Albyn Place            the Board;    term         Executive and an Executive               Inc., Aberdeen Asia-Pacific
Aberdeen, AB10 1YG         Class III     expires      Director of Aberdeen Asset               Income Investment Company
United Kingdom             Director      2003;        Management PLC, which was                Limited.
                                         Director     established in 1983 and is
                                         since        the parent company of the                Mr. Gilbert is also a Director
Age: 47                                  2001         Fund's Investment Manager                of foreign funds advised by
                                                      and Investment Adviser.  He              entities affiliated with the
                                                      is one of the founding                   Investment Manager and the
                                                      directors of Aberdeen Asset              Investment Adviser.
                                                      Management PLC and has been
                                                      involved in
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Funds in
                                                                                 Fund
                                                                                Complex*
                                                                                Overseen
                                         Term of                                   by
                                         Office                                  Director
                                          and                                      or
                           Position(s)   Length                                  Nominee       Other Directorships Held by
                            Held With    of Time      Principal Occupation(s)     for             Director or Nominee for
  Name, Address and Age     the Fund     Served       During Past Five Years     Director              Director
----------------------------------------------------------------------------------------------------------------------------
                                                      the investment
                                                      management industry since
                                                      1982, after he qualified as
                                                      a chartered accountant.  He
                                                      has been Chairman of the
                                                      Board of the Fund and of
                                                      Aberdeen Global Income Fund,
                                                      Inc. since 2001.  He has
                                                      been a Director of Aberdeen
                                                      Asset Management Limited
                                                      (the Fund's Investment
                                                      Adviser) and Aberdeen Asset
                                                      Managers (C.I.) Limited (the
                                                      Fund's Investment Manager)
                                                      since 2001.
----------------------------------------------------------------------------------------------------------------------------

Independent Directors
---------------------

David L. Elsum, A.M.+      Class III     Current      Mr. Elsum has over 20 years    3         Aberdeen Australia Equity Fund,
9 May Grove                Director      term         of experience in investment              Inc.; Aberdeen Global Income
South Yarra, Victoria 3141               expires      and insurance markets.  He               Fund, Inc.; Aberdeen
Australia                                2003;        was a member of the                      Asia-Pacific Income Investment
                                         Director     Corporations and Securities              Company Limited; Melbourne
Age: 65                                  since        Panel of the Australian                  Wholesale Fish Market Pty.
                                         1986         Securities Commission until              Ltd.; Queen Victoria Market
                                                      2000, a member of the                    Pty. Ltd. (municipal market);
                                                      Australian Federal                       Financial Planning Association
                                                      Government Administrative                Limited (industry association);
                                                      Appeals Tribunal until 2001,             Aberdeen Leaders Limited
                                                      Chairman of Audit Victoria               (investment company).
                                                      (government statutory
                                                      authority) from 1997 to
                                                      2000, and has been a member
                                                      of the State of Victoria
                                                      Regulator-General Appeal
                                                      Panel since 2001.  Mr. Elsum
                                                      is Chairman of Stodart
                                                      Investment Pty. Ltd. He was
                                                      founding Managing Director
                                                      of Capel Court Investment
                                                      Bank, and has served as
                                                      Chief Executive of several
                                                      major public companies,
                                                      including The MLC Limited
                                                      (insurance) and President of
                                                      the State of Victoria
                                                      Superannuation Fund (pension
                                                      fund management).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Funds in
                                                                                 Fund
                                                                                Complex*
                                                                                Overseen
                                         Term of                                   by
                                         Office                                  Director
                                          and                                      or
                           Position(s)   Length                                  Nominee       Other Directorships Held by
                            Held With    of Time      Principal Occupation(s)     for             Director or Nominee for
  Name, Address and Age     the Fund     Served       During Past Five Years     Director              Director
----------------------------------------------------------------------------------------------------------------------------

Peter J. O'Connell         Class III     Current      Mr. O'Connell is involved in   2         Aberdeen Australia Equity Fund,
Level 37, Chifley Tower    Director      term         modern technology                        Inc.
Two Chifley Square                       expires      developments, has extensive
Sydney, NSW 2000                         2003;        business experience in the
Australia                                Director     Asian region, and has served
                                         since        as an international mergers
Age: 49                                  1999         and acquisitions lawyer in
                                                      this region.  Mr. O'Connell
                                                      is admitted as a solicitor
                                                      in Australia and he has been
                                                      Chief Executive Officer of
                                                      Smart Device Marketing
                                                      Company since 2001.  Mr.
                                                      O'Connell has also served as
                                                      Chief Executive Officer of
                                                      Lang Holdings (Aust) Pty.
                                                      Ltd. (technology consulting)
                                                      since 2001; and Chief
                                                      Executive Officer of Ten
                                                      Ventures Pty. Ltd.
                                                      (establishment of
                                                      media-based internet
                                                      businesses) from 1999  until
                                                      2000.  Mr. O'Connell was
                                                      Chief of Operations of
                                                      Consolidated Press Holdings
                                                      Pty. Limited (supervision of
                                                      private equity investments)
                                                      from 1997 to 1999; Chief
                                                      Executive Officer (from 1994
                                                      to 1996) and Director (from
                                                      1994 to 1999) of Hargrave
                                                      Consultants Pty. Ltd.,
                                                      (technology consulting).
----------------------------------------------------------------------------------------------------------------------------

William J. Potter+(degree) Class III     Current      Mr. Potter has extensive       3         Aberdeen Australia Equity Fund,
236 West 27th Street       Director      term         experience in investment                 Inc.; Aberdeen Global Income
3rd Floor                                expires      banking and fund management.             Fund, Inc.; Aberdeen
New York, NY 10001                       2003;        Mr. Potter has held senior               Asia-Pacific Income Investment
                                         Director     positions with Toronto                   Company Limited; National
Age: 54                                  since        Dominion Bank, Barclays Bank             Foreign Trade Counsel (trade
                                         1986         PLC, and Prudential                      association); Alexandria
                                                      Securities, Inc., as well as             Bancorp (banking group in
                                                      board of director positions              Cayman Islands); E.C. Power,
                                                      with investment funds                    Inc. (energy company);
                                                      involving over $20 billion               Alexandria Funds.
                                                      in assets since 1983.  Mr.
                                                      Potter has been involved in
                                                      the Australian capital
                                                      markets since 1974,
                                                      including management and
                                                      board of director positions
                                                      with a noted Australian
                                                      brokerage house.  Mr. Potter
                                                      is President of a U.S.
                                                      investment bank and has
                                                      securities licenses in both
                                                      the U.S. and Canada.  Mr.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                 Funds in
                                                                                   Fund
                                                                                 Complex*
                                        Term of                                  Overseen
                                         Office                                     by
                                           and                                    Director
                                         Length                                     or
                           Position(s)     of                                     Nominee       Other Directorships Held by
                            Held With     Time       Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years       Director                 Director
----------------------------------------------------------------------------------------------------------------------------

                                                  Potter also has extensive
                                                  securities underwriting
                                                  experience in various
                                                  capital markets with an
                                                  emphasis on natural
                                                  resources.


                                                  Mr. Potter is currently
                                                  President of Ridgewood Group
                                                  International Ltd., an
                                                  international consulting and
                                                  merchant banking company,
                                                  and President of Ridgewood
                                                  Capital Funding, Inc., a
                                                  private placement securities
                                                  firm.

----------------------------------------------------------------------------------------------------------------------------

                                Class I Directors
             Term expiring at the Annual Meeting to be held in 2004

----------------------------------------------------------------------------------------------------------------------------

Interested Director
-------------------
Beverley Hendry**          Class I      Term as   Mr. Hendry served as               1      Aberdeen Investment Services
300 Las Olas Place         Director;    Director  Executive Director of                     S.A. (since 1998); Aberdeen
300 S.E. 2nd Street,       Assistant    expires   Aberdeen Asset Management                 Fund Managers Ireland Limited
Suite 820                  Treasurer    2004;     PLC (parent company of the                (since 2000); Phoenix Aberdeen
Fort Lauderdale, FL 33301               Director  Fund's Investment Manager                 International Advisors LLC
                                        since     and Investment Adviser) from              (since 1996); Aberdeen Asset
Age: 49                                 2001      1991 to 2002.  He has also                Managers Ireland Limited (since
                                                  served as Chief Executive                 1999); The America Monthly
                                                  Officer of Aberdeen Fund                  Income Trust (since 2000).
                                                  Managers, Inc. (affiliate of
                                                  the Fund's Investment
                                                  Manager and Investment
                                                  Adviser) since 1995.  Mr.
                                                  Hendry has been a Director
                                                  of Aberdeen Asset Managers
                                                  (C.I.) Limited (the Fund's
                                                  Investment Manager) since
                                                  2001.

----------------------------------------------------------------------------------------------------------------------------

Independent Directors
---------------------
Anthony E. Aaronson++      Class I      Term      Mr. Aaronson is owner of           2      Aberdeen Australia Equity Fund,
110 E. 9th Street          Director     expires   Tony Aaronson Textiles.  He               Inc.
Suite 721B                              2004;     was a Director of the
Los Angeles, CA 90079                   Director  Textile Association of Los
                                        since     Angeles from 1997 to 2000.
Age: 66                                 1986      Mr. Aaronson has extensive
                                                  experience in the management
                                                  of private investments.  He
                                                  served as Chairman of the
                                                  Audit Committee of the Fund
                                                  from the inception of the
                                                  Fund until 2000.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                 Funds in
                                                                                   Fund
                                                                                 Complex*
                                        Term of                                  Overseen
                                         Office                                     by
                                           and                                    Director
                                         Length                                     or
                           Position(s)     of                                     Nominee       Other Directorships Held by
                            Held With     Time       Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years       Director                 Director
----------------------------------------------------------------------------------------------------------------------------

Neville J. Miles+(degree)  Class I      Term      Mr. Miles has over 20 years        3      Aberdeen Australia Equity Fund,
2 Paddington Street        Director     expires   of international investment               Inc.; Aberdeen Global Income
Paddington, NSW 2021                    2004;     banking experience.  He was               Fund, Inc.; Aberdeen
Australia                               Director  formerly head of Corporate                Asia-Pacific Income Investment
                                        since     Treasury at Westpac Banking               Company Limited; Aberdeen
Age: 56                                 1996      Corporation and Managing                  Leaders Limited (investment
                                                  Director of Ord Minnett                   company).
                                                  Securities Limited
                                                  (stockbrokers).  Mr. Miles
                                                  has extensive experience in
                                                  the areas of corporate
                                                  acquisitions and equity
                                                  offerings.


                                                  Mr. Miles is currently an
                                                  investor and real estate
                                                  developer.  He has served,
                                                  for over five years, as a
                                                  Director of Ballyshaw Pty.
                                                  Ltd. (investing/consulting)
                                                  and Dawnglade Pty. Ltd.
                                                  (real estate investment),
                                                  and has served as a Director
                                                  of Villepen Pty. Ltd. (real
                                                  estate investment company)
                                                  since 1999; Sonic
                                                  Communications Pty. Ltd.
                                                  since 2000, and Commsecure
                                                  Limited since 2002.
----------------------------------------------------------------------------------------------------------------------------

                               Class II Directors
             Term Expiring at the Annual Meeting to be held in 2005

----------------------------------------------------------------------------------------------------------------------------

Interested Director
-------------------
Brian M. Sherman**         Class II     Term      Mr. Sherman has 36 years           1      Aberdeen Asia-Pacific Income
2 Paddington Street        Director     expires   experience in international               Investment Company Limited;
Paddington, NSW 2021                    2005;     funds  management,                        EquitiLink Holdings Pty.
Australia                               Director  stockbroking, and in                      Limited (holding company);
                                        since     particular, 24 years in the               Aberdeen Leaders Limited
Age: 59                                 1986      funds management industry in              (investment company); Ten
                                                  Australia, managing money in              Network Holdings Limited
                                                  equities and bonds.  He was               (television network); Kirman
                                                  Chairman of the Fund from                 Pty. Limited; Kirman Holdings
                                                  2000 to 2001 and President                Pty. Limited; Hestian Pty.
                                                  of the Fund to 2001.  Until               Limited; EIML Australia Pty.
                                                  December 2000, he was                     Limited.
                                                  Chairman and Joint Managing
                                                  Director of the Fund's
                                                  Investment Adviser, and a
                                                  Director of the Fund's
                                                  Investment Manager.

                                                  Mr. Sherman was also Vice
                                                  President and a Director from
----------------------------------------------------------------------------------------------------------------------------

                                       7

----------------------------------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                                 Funds in
                                                                                   Fund
                                                                                 Complex*
                                        Term of                                  Overseen
                                         Office                                     by
                                           and                                    Director
                                         Length                                     or
                           Position(s)     of                                     Nominee       Other Directorships Held by
                            Held With     Time       Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years       Director                 Director
----------------------------------------------------------------------------------------------------------------------------

                                                  1992 to 2000, and Chairman
                                                  from 1995 to 2000, of Aberdeen
                                                  Global Income Fund, Inc.;
                                                  President from 1985 to 2001
                                                  and Director from 1985 to 2000
                                                  of Aberdeen Australia Equity
                                                  Fund, Inc.; Joint Managing
                                                  Director from 1986 to 2001 and
                                                  Chairman from 1995 to 2001 of
                                                  Aberdeen Asia-Pacific Income
                                                  Investment Company Limited;
                                                  Joint Managing Director from
                                                  1988 to 2000 of EquitiLink
                                                  Limited (holding company); and
                                                  a Director of Equitilink E
                                                  Link Ltd. from 1998 to 2002
                                                  (listed investment company).
                                                  Mr. Sherman was a Director of
                                                  the Sydney Olympic Games
                                                  Organizing Committee (SOGOC)
                                                  from 1996 until 2000. He is
                                                  currently Chairman of Sherman
                                                  Group Limited, an investment
                                                  company; Chairman of Sonic
                                                  Communications Pty. Limited;
                                                  and Chairman of Pulse
                                                  International Pty. Limited.
                                                  Mr. Sherman has also been
                                                  President of the Australian
                                                  Museum Trust (since 2000).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Funds in
                                                                                  Fund
                                                                                Complex*
                                         Term of                                Overseen
                                         Office                                 by Director
                                          and                                      or
                           Position(s)   Length                                  Nominee       Other Directorships Held by
                            Held With    of Time     Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years      Director              Director
----------------------------------------------------------------------------------------------------------------------------
Independent Directors
---------------------

Howard A. Knight           Class II     Term      Mr. Knight has over 30 years       2         Aberdeen Australia Equity Fund,
421 Glenbrook Road, #2     Director     expires   of experience in financial                   Inc.; Lions Gate Entertainment
Stamford, CT 06906                      2005;     markets and has been                         Corp. (film production and
                                        Director  actively involved in the                     distribution); Agaton Fitness
Age: 60                                 since     Australian financial markets                 AG.
                                        1993      for more than 25 years.
                                                  From 1991 to 1994, he served
                                                  as President of Investment
                                                  Banking, Equity Transactions
                                                  and Corporate Strategy at
                                                  Prudential Securities. From
                                                  1996 to 2001, Mr. Knight
                                                  served as Vice Chairman and
                                                  Chief Operating Officer of SBS
                                                  Broadcasting SA (European
                                                  television and radio
                                                  broadcasting), where he was
                                                  actively involved in
                                                  investment management and
                                                  capital markets. Mr. Knight is
                                                  currently an independent
                                                  director and management
                                                  adviser.

----------------------------------------------------------------------------------------------------------------------------

P. Gerald Malone           Class II     Term      Mr. Malone has been chairman       1         Aberdeen Asia-Pacific Income
861 Coronation Road        Director     expires   or a director of several                     Investment Company Limited.
Park Royal                              2005;     companies in the health care
London NW 107PT                         Director  industry since 1998.  He has
United Kingdom                          since     been Chairman since 2000 and
                                        2001      a Director since 1999 of
Age: 52                                           Regent GM Laboratories Ltd.
                                                  (generic pharmaceutical
                                                  manufacturer); Director of
                                                  Chiltern Invadex plc
                                                  (manufacturers of patient
                                                  handling and showering
                                                  equipment) since 1999; a
                                                  Director of Ultrasis plc
                                                  (developers of health care
                                                  software) since 2000, a
                                                  Director of European Growth
                                                  and Income Trust plc
                                                  (investment trust) since
                                                  2000, a Director of Quinta
                                                  dos Pinhieros Limited (real
                                                  estate) since 2001; and a
                                                  Director of Sense-Sonic
                                                  Limited.  Mr. Malone was
                                                  Minister of Health between
                                                  1994 and 1997, and a Member
                                                  of Parliament from
                                                  Winchester between 1992 and
                                                  1997.  Mr. Malone was the
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                Funds in
                                                                                  Fund
                                                                                Complex*
                                         Term of                                Overseen
                                         Office                                 by Director
                                          and                                      or
                           Position(s)   Length                                  Nominee       Other Directorships Held by
                            Held With    of Time     Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years      Director              Director
----------------------------------------------------------------------------------------------------------------------------
                                                  Executive Editor of The
                                                  European in 1998.
----------------------------------------------------------------------------------------------------------------------------

Peter D. Sacks++           Class II     Term      Mr. Sacks is currently             3         Aberdeen Australia Equity Fund,
445 King Street West,      Director     expires   Managing Partner of Toron                    Inc.; Aberdeen Global Income
4th Floor                               2005;     Capital Markets, Inc., a                     Fund, Inc.; Aberdeen
Toronto, Ontario M5V 1K4                Director  company he established in                    Asia-Pacific Income Investment
Canada                                  since     1988 to design and manage                    Company Limited; Aberdeen G7
                                        1993      customized equity, fixed                     Trust; First Horizon Holdings
Age: 57                                           income and currency                          LTD; First Horizon Capital
                                                  portfolios for individual                    Corp.; Cirrus Financial
                                                  and corporate clients.  Mr.                  Concepts Inc.
                                                  Sacks serves on the Boards
                                                  of Directors of Toron
                                                  Capital Markets, Inc.
                                                  (portfolio management),
                                                  Toron Capital Management,
                                                  Ltd. and Toron Asset
                                                  Management, Inc.
----------------------------------------------------------------------------------------------------------------------------

-----------------------------
* Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

** Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser.

+         Messrs. Elsum, Miles and Potter are members of the Contract Review
          Committee.

++        Messrs. Aaronson and Sacks are members of the Audit and Valuation
          Committee.

(degree)  Messrs. Miles and Potter are members of the Nominating Committee.

Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

The Board of Directors recommends that holders of common stock vote FOR the election of the Fund's four nominees as Class III Directors to the Fund's Board of Directors.

                   PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund's

Nominating Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and John T. Sheehy to serve as Preferred Directors, representing exclusively the holders of the Fund's preferred stock, until the Annual Meeting of Stockholders to be held in 2004 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote in favor of the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

The names of the Fund's nominees for election as Preferred Directors, their addresses, ages and principal occupations during the past five years are provided in the table below. Both of the nominees are Independent Directors.

---------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                 Funds in
                                                                                   Fund
                                                                                 Complex*
                                        Term of                                  Overseen
                                         Office                                     by
                                           and                                    Director
                                         Length                                     or
                           Position(s)     of                                     Nominee       Other Directorships Held by
                            Held With     Time       Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years       Director                 Director
----------------------------------------------------------------------------------------------------------------------------

Dr. Anton E. Schrafl     Preferred   Current         Dr. Schrafl was Deputy           2         Aberdeen Global Income Fund,
Wiesenstrasse 7          Stock       term            Chairman of Holcim Limited, a              Inc.; Aberdeen Asia-Pacific
8008 Zurich              Director    expires         global manufacturer and                    Income Investment Company
Switzerland                          2003;           distributor of cement and                  Limited.
                                     Director        allied products until May
Age: 70                              since 1998      2002.  He currently serves as
                                                     Chairman of the Board of
                                                     Directors of Dynarest, AG, a
                                                     corporation focusing on
                                                     investments.  Dr. Schrafl is
                                                     also on the Board of Directors
                                                     of Organogenesis, Inc., a
                                                     medical products company
                                                     involved in biotechnological
                                                     tissue engineering, and Apogee
                                                     Technology Inc., a
                                                     manufacturer of digital
                                                     amplifiers.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                                 Funds in
                                                                                   Fund
                                                                                 Complex*
                                        Term of                                  Overseen
                                         Office                                     by
                                           and                                    Director
                                         Length                                     or
                           Position(s)     of                                     Nominee       Other Directorships Held by
                            Held With     Time       Principal Occupation(s)       for             Director or Nominee for
  Name, Address and Age     the Fund     Served      During Past Five Years       Director                 Director
----------------------------------------------------------------------------------------------------------------------------

John T. Sheehy++(degree)  Preferred   Current      Mr. Sheehy has over 30 years'       3      Aberdeen Australia Equity Fund,
560 Sylvan Avenue         Stock       term         experience in investment                   Inc.; Aberdeen Global Income
Englewood Cliffs, NJ      Director    expires      banking with companies such as             Fund, Inc.; Aberdeen
07632                                 2003;        J.P. Morgan & Company and                  Asia-Pacific Income Investment
                                      Director     Bear, Stearns & Co. Inc.  His              Company Limited.
Age: 60                               since 1986   specialty areas include
                                                   securities valuation, public
                                                   offerings and private
                                                   placements of debt and equity
                                                   securities, mergers and
                                                   acquisitions and management
                                                   buyout transactions.  He has
                                                   been Senior Managing Director
                                                   of B.V. Murray and Company
                                                   (investment banking) since
                                                   2001, and Managing Member of
                                                   The Value Group LLC (private
                                                   equity) since 1997.

----------------------------------------------------------------------------------------------------------------------------

----------------------
* Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

++       Mr. Sheehy is a member of the Audit and Valuation Committee.

(degree) Mr. Sheehy is a member of the Nominating Committee.


Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

The Board of Directors recommends that holders of preferred stock vote FOR the election of the Fund's two nominees as Preferred Directors to the Fund's Board of Directors.

       PROPOSAL 3: Amendment and Restatement of the Articles Supplementary

The Fund currently has nine series of Auction Market Preferred Stock, designated Series A through Series I ("AMPS"). Each of these Series was created by Articles Supplementary, which form part of the Fund's charter. Consistent with their terms, the Articles Supplementary creating each series of the AMPS have been amended from time to time since they were adopted either by action of the Board of Directors or by action of the stockholders. The Board of Directors ("Board") of the Fund has proposed that the Articles Supplementary creating the Fund's Series A through I AMPS, as amended from time to time ("Articles Supplementary"), be further amended and then restated by means of filing Articles of Amendment and Restatement with the Maryland Department of Assessments and Taxation ("Amendment and Restatement"). The Amendment and Restatement will include all of the amendments made to date. In addition, the Board is proposing that stockholders approve additional amendments at this time. The Fund has received written assurances from the rating agencies that none of the amendments proposed will adversely affect the Fund's current ratings if approved by shareholders and implemented by the Fund.

The proposed additional amendments to be included in the Amendment and Restatement, subject to stockholder approval, will have the following effects:

     o to increase the maximum allowable rate of distributions to be paid to the holders of the AMPS from 150% of the `AA' Composite Commercial Paper Rate to the greater of (a) 200% of the `AA' Composite Commercial Paper Rate or (b) 200 basis points plus the `AA' Composite Commercial Paper Rate;

     o to permit the Fund to have a "Special Dividend Period" consisting of a number of days or years (up to five years), rather than its current regular dividend period of seven or 28 days, depending on the series of AMPS in question;

     o to allow the Fund to use derivatives to the fullest extent previously approved by stockholders, subject to any limitations imposed by the rating agencies in order for the Fund to maintain the current ratings of the AMPS;

     o to lower the vote necessary for the Fund to take certain specified corporate actions from two-thirds of the shares of Preferred Stock outstanding to a majority of the shares of Preferred Stock outstanding;

     o to provide a default dividend period and applicable rate of distributions on the AMPS in the event of certain force majeure events;

     o to allow the Board, or a committee thereof, to approve modifications of the definitions contained in the Articles Supplementary without further stockholder approval and to file amended and restated Articles Supplementary after such modifications are made; and

     o to integrate the separate Articles Supplementary for each of the nine series of AMPS, Series A through Series I, into a single Amended and Restated Articles Supplementary.

The proposed Amendment and Restatement, which includes the text of all of the specific amendments to be made, is annexed as Exhibit B. By voting for this Proposal 3, stockholders will be approving each of the specific amendments included in the Amendment and Restatement and the Amendment and Restatement itself.

The Board of Directors recommends that stockholders vote FOR this Proposal 3.

Set forth below is a further discussion of each of the categories of amendments listed above. Unless the context otherwise requires, the capitalized terms used but not defined in the discussion below will have the meaning ascribed to those terms in the proposed Amendment and Restatement. The discussion below is qualified in its entirety by reference to the proposed Amendment and Restatement included as Exhibit B.

Increase the Maximum Rate of Distributions to Preferred Stockholders

Generally, the rate of distributions paid on each series of the AMPS is set pursuant to a Dutch auction process. This means that the lowest bid received during an auction of a series of the AMPS that allows Sufficient Clearing Bids is the one that determines the actual rate of distributions paid on that series of the AMPS during any given Dividend Period. However, distributions on the AMPS may not exceed the Maximum Applicable Rate. Thus, under normal market conditions, if there are Sufficient Clearing Bids received in any given auction, the distribution rate will be less than the Maximum Applicable Rate, which is calculated as the product of the `AA' Composite Commercial Paper Rate (i.e., the Reference Rate) and the applicable percentage (as shown in the table below):




                                                           Applicable
                           Credit Ratings                 Percentage of
        ---------------------------------------------       Reference
                Moody's                 S&P                  Rate
        ---------------------   ---------------------  -----------------

        "aa3" or higher         AA- or higher                 150%
        "a3" to "a1"            A- to A+                      175%
        "baa3" to "baa1"        BBB- to BBB+                  250%
        Below "baa3"            Below BBB-                    300%

Since the AMPS were first issued in June of 1989 and through January 15, 2003, the average rate at which the AMPS have been bid is 4.837% which is the equivalent of 99% of the average `AA' Composite Commercial Paper Rate for that period. Following the announcement by the Federal Reserve of a 50 basis point easing in interest rates on November 6, 2002, the AMPS auction rates dropped by a similar magnitude. However, during the period from November 8, 2002 through early 2003, the auction rates have come under steady upward pressure due to unusual market conditions and have risen as high as 149.77% of the `AA' Composite Commercial Paper Rate. As of January 15, 2003, the AMPS were bid at a rate of 1.49% which was the equivalent of 118% of the `AA' Composite Commercial Paper Rate on that date.

Common stockholders have generally benefited from the Fund's issuance of the AMPS. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between Australia and U.S. rates and a depreciating Australian dollar have resulted in the AMPS having a negative impact on returns to holders of common stock. [During the 12 months prior to January 31, 2003, the key investment trend was an end to the unilateral strength of the U.S. dollar. The Australian dollar and most Asian currencies strengthened against the U.S. dollar over the period, with the Australian dollar rising ___%.] Further, with U.S. interest rates at historic lows, the differential between the cost of the AMPS and the rates at which the Fund invests has been positive in recent months.

As mentioned above, last November the Federal Reserve abruptly lowered the Federal Funds rate to historic lows, dragging down the commercial paper rates to abnormally low levels. The AMPS, which compete with a large number of short-term tax-exempt offerings, did not decline as much as the more liquid commercial paper rates. This widened the spreads in yields between commercial paper rates and AMPS to levels nearly precluding the normally recurring AMPS auctions that provide essential investor liquidity.

Bids to purchase shares of the AMPS that exceed the Maximum Applicable Rate are not accepted. As a result, if there are not enough purchase or hold orders submitted at a rate below the Maximum Applicable Rate for all shares to be cleared, Sufficient Clearing Bids have not been obtained. If there are not Sufficient Clearing Bids made during any given auction, the auction is said to have "failed." Under these circumstances, the distribution rate on the AMPS for that Dividend Period will be equal to the Maximum Applicable Rate. The holders of the AMPS during the Dividend Period immediately prior to the "failed" auction will continue to hold the AMPS until the next regularly scheduled auction at which Sufficient Clearing Bids are obtained. Under these circumstances, there may be limited liquidity in an AMPS investment.

In order to maintain the liquidity of the AMPS, the Board has determined that it is in the best interests of the Fund to amend the Articles Supplementary to raise the Maximum Applicable Rate. It is anticipated that, once market conditions return to their historically normal state, the average applicable rate will once again be well below the Maximum Applicable Rate.

The Board considered the possibility of redeeming the AMPS in the event that the Maximum Applicable Rate is reached and sustained for any length of time. However, the Board rejected this option on the grounds that the AMPS have for the most part contributed to positively over the years to the returns received by the holders of the Fund's common stock. In addition, the Board considered that in order to redeem the AMPS, portfolio securities may need to be sold by the Fund at inopportune times and significant unrealized foreign exchange losses might have to be realized, lowering the amount of income available for distribution to holders of the Fund's common stock. The Board also considered the fact that reissuing the AMPS at a later date would be costly. After balancing these potential costs against the costs to common stockholders of raising the Maximum Applicable Rate (including the cost of this proxy solicitation), the Board determined that this proposed amendment should be presented to stockholders for a vote as part of the Amendment and Restatement.

The proposed amendment would change the calculation of the Maximum Applicable Rate to the product of the Reference Rate and the greater of (a) the applicable percentage of the Reference Rate or (b) the Applicable Spread plus the Reference Rate (as shown in the table below):

                                                                           Applicable         Applicable
                                                                           Percentage         Spread Plus
                      Credit Ratings                                     Reference Rate     Reference Rate
------------------------------------------------------------           ------------------- ------------------
         Moody's                           S&P
--------------------------     -----------------------------
"aa3" or higher                AA- or higher                                  200%              200 bps
"a3" to "a1"                   A- to A+                                       210%              210 bps
"baa3" to "baa1"               BBB- to BBB+                                   300%              300 bps
Below "baa3"                   Below BBB-                                     325%              325 bps

Assuming the Fund continues to maintain a Aa/AA rating on the AMPS, the practical effect of this change is shown in the table below:


                                                                                               Method Used to
                                    Max. Rate Using the            Max. Rate Using the        Determine Maximum
        Reference Rate             Applicable Percentage            Applicable Spread          Applicable Rate
        --------------             ---------------------           -------------------        -----------------
              1%                            2%                           3%                         Spread
              2%                            4%                           4%                         Either
              3%                            6%                           5%                       Percentage

Special Dividend Period

Cumulative cash dividends may be paid on shares of AMPS when, as and if declared by the Board. Such dividends on shares of AMPS are paid in preference to and in priority over any dividends declared and payable on the Fund's common stock. The Fund has established a Regular Dividend Period for each of the nine series of AMPS. The Regular Dividend Period with respect to the Series A, Series B, Series C and Series D AMPS consists of 28 days. The Regular Dividend Period with respect to the Series E, Series F, Series G, Series H and Series I AMPS consists of seven days.

Under certain market conditions, it may be advantageous for the Fund to be able to reset the number of days that are in a given Dividend Period. For example, depending on then-current interest rates, the Fund may be able to lock in a relatively low interest rate on the AMPS through the use of an interest rate swap and may be able to maximize the benefit of that swap by setting a Dividend Period that corresponds to the cash flows from that swap.

If adopted as proposed, the Amendment and Restatement will provide for a Special Dividend Period, as follows:

     o A "Special Dividend Period" would include (i) a Dividend Period consisting of a specified number of days (other than the number included in the applicable Regular Dividend Period) evenly divisible by seven, and not fewer than seven nor more than 364 (a "Short Term Dividend Period"); or (ii) a Dividend Period consisting of a specified number of whole years not greater than five years (a "Long Term Dividend Period").

     o The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice to the Fund's Auction Agent and to each Broker-Dealer with which the Auction Agent has entered into a Broker-Dealer Agreement, request a Special Dividend Period, provided that the Fund may not give a Request for a Special Dividend Period unless the Fund has received written confirmation from the Rating Agencies that such action would not impair the ratings then assigned to the AMPS and unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full.

     o A Special Dividend Period will not be effective for the AMPS unless Sufficient Clearing Bids exist at an Auction with respect to such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, a Regular Dividend Period will commence on the Business Day succeeding such Auction, and the holders of the outstanding AMPS prior to such Auction will required to continue to hold such shares for the Regular Dividend Period.

     o The Fund may not give a Notice of Special Dividend Period or, if the Fund has given a Notice of Special Dividend Period for the AMPS, the Fund will be required to give a Notice of Revocation in respect thereof, if (i) either the 1940 Act AMPS Asset Coverage Requirement is not satisfied or the Fund fails to satisfy the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the AMPS; (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date; or (iii) the Broker-Dealers have given the Fund notice that it is not advisable to hold an Auction with respect to a Special Dividend Period. In such event, the next succeeding Dividend Period will be a Regular Dividend Period.

It is possible that, during certain interest rate climates, the holders of the AMPS could be adversely affected by this change since Auctions will generally be less frequent. Under the current Articles Supplementary, those Broker-Dealers who have entered into Broker-Dealer Agreements with the Auction Agent with respect to the Fund would presumably object to the declaration of a given Special Dividend Period if market conditions were such that the AMPS would be adversely affected by a longer Dividend Period. If Broker-Dealers object to the declaration of a Special Dividend Period, the Special Dividend Period may not be declared.

Derivatives

In May 1998, the Fund's stockholders approved a series of proposals allowing the Fund, among other things, to use derivatives to manage currency and interest rate risk, as well as to replicate or substitute for physical securities. In June 2001, the Fund's stockholders voted to expand the categories of permissible derivatives. However, the Fund's use of derivatives continues to be limited by certain provisions of its

Articles Supplementary. Therefore, the proposed Amendment and Restatement includes amendments that would allow the Fund to make better use of derivative instruments. The use of derivatives would still be subject to any restrictions imposed by the Rating Agencies in order for the Fund to maintain its current ratings. The following amendments to the Articles Supplementary are included in the proposed Amendment and Restatement:

     o Removal of specific language in the Articles Supplementary regarding the Fund's ability to hedge or enter into future contracts or option contracts with respect to the Eligible Portfolio Property.

     o Inclusion of a provision that states that the Fund may engage in transactions in derivatives, subject to any limitations imposed by the Rating Agencies. This proposed provision would also allow derivatives to be included in a Rating Agency's Eligible Portfolio Property if such Rating Agency has advised the Fund in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS. With respect to options, the Fund would be able to purchase and sell (write) options, subject to any limitations imposed by the Rating Agencies, and

     o For purposes of the Amendment and Restatement, "derivatives" include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts (including, but not limited to, Forward Contracts), forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency-linked notes.

It should be noted that nothing contained in the Amendment and Restatement would eliminate the need for the Fund to seek the written approval of the Rating Agencies prior to utilizing any types of derivatives not previously approved in writing by the Rating Agencies.

Voting on Corporate Actions

Currently, at least two thirds of the votes of the outstanding AMPS must be cast in favor of certain corporate actions (e.g., authorize, create or issue, or increase the authorized issued amount of any class or series of stock; amend, alter or repeal provisions of the Articles of Incorporation so as to materially and adversely affect any contract rights expressly set forth therein; or create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness; approve a plan of reorganization) in order for such proposed action to be approved. If approved, the proposed Amendment and Restatement would require that in order for the Fund to take corporate action, a majority of the shares of the then-outstanding AMPS, voting separately as a single class, be cast in favor of any proposed corporate action to be approved. The rights of AMPS Holders will still be protected by the majority vote requirement, but obtaining the appropriate consent of such Holders will be less costly and less time consuming for the Fund. The proposed Amendment and Restatement also sets forth that the contractual rights of a Holder of shares of a series of AMPS cannot be affected or altered unless a majority of the shares of the AMPS that will be affected are cast in favor of such change. This provision preserves a Holder's rights, while prohibiting a Holder from affecting the contractual rights of another Holder in a negative manner.

Force Majeure

     The Amendment and Restatement provides that in the event that an Auction does not occur on a regular auction date because of any act of God, strike, riot, act of war, act of terrorism, equipment failure, power failure or damage or other causes reasonably beyond the control of the Fund or the Auction Agent, each Existing Holder as of that auction date will continue to hold the shares of AMPS held by that Existing Holder until the next regularly scheduled auction date. The Applicable Rate for any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of the force majeure provision will be the same Applicable Rate as applied during the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of the force majeure provision.

Modifications and Further Restatements

Currently, the Articles Supplementary authorize the Board to adjust, modify, alter or change from time to time the assets (and/or the characteristics thereof) included in certain definitions (e.g., Corporate Bonds, Discount Factors, Eligible Portfolio Property) if each Rating Agency advises the Fund in writing that such change or specification will not adversely affect its then-current rating of the AMPS.

The proposed amendment would authorize the Board to adjust, modify, alter or change from time to time the definitions included in the Amendment and Restatement and the restrictions and guidelines set forth thereunder and to add additional definitions or delete definitions if, where relevant to the rating accorded by the Rating Agencies, such Rating Agency advises the Fund in writing that such adjustment, modification, alteration, change, addition or deletion will not adversely affect its then current rating on the AMPS. Additionally, the Board, in its sole discretion and without a further stockholder vote, would be able to authorize, execute and file a restatement of the Articles Supplementary with the Maryland State Department of Assessments and Taxation incorporating any and all such adjustments, modifications, alterations or changes made since the last such restatement.

Integration of Each of the Articles Supplementary of Each of the Nine Series of AMPS

The terms set forth in the nine Articles Supplementary creating Series A through Series I AMPS, have been changed from time to time over the past 14 years. In particular, a number of terms and definitions have been added, altered or deleted from the Articles Supplementary either by stockholder action or by Board action, as applicable. In an effort to conform and update such terms and definitions, the Board has determined that it is in the best interests of the Fund to amend and restate the Articles Supplementary. If approved, such Articles of Amendment and Restatement will integrate all nine series of AMPS, and the terms and definitions used to create such series of AMPS, into a single document.

The Board of Directors recommends that stockholders vote FOR each of this Proposal 3.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

-------------------------------------------------------------------------------------------------------------------------
                                                   Term of Office**
      Name, Address         Position(s) Held      and Length of Time
         and Age             With the Fund*            Served           Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------------
Hugh Young                  President                Since 2001      Managing Director of Aberdeen Asset Management PLC
21 Church Street                                                     (parent company of the Fund's Investment Manager
#01-01 Capital Square Two                                            and Investment Adviser) (from 1991 to 2002);
Singapore 049480                                                     Managing Director of Aberdeen Asset Management
                                                                     Asia Limited (affiliate of the Fund's Investment
Age: 44                                                              Manager and Investment Adviser) (since 1992);
                                                                     Managing Director of Aberdeen International Fund
                                                                     Managers Limited (affiliate of the Fund's
                                                                     Investment Manager and Investment
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  Term of Office**
      Name, Address         Position(s) Held     and Length of Time
         and Age             With the Fund*           Served           Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------
                                                                     Adviser) (since 2000); Director of the Investment
                                                                     Manager and the Investment Adviser (since 2001);
                                                                     Chairman of the Board of Directors of Aberdeen
                                                                     Australia Equity Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------

Christian Pittard           Treasurer and      Since 2001            Managing Director of the Fund's Investment Manager
P.O. Box 641                Assistant                                (since 2001); Managing Director of Aberdeen
One Seaton Place            Secretary                                Private Wealth Management (affiliate of the Fund's
St. Helier, Jersey JE4 8YJ                                           Investment Manager and Investment Adviser);
Channel Islands                                                      Chartered Accountant, KPMG (from 1994 to 1998) and
                                                                     Quorum Trust Group (1998).
Age: 29
-------------------------------------------------------------------------------------------------------------------------

Michael Karagianis          Vice President     Since 2002            Vice President (since 2002) and Assistant Vice
One Bow Churchyard                                                   President (from 2001 to 2002) of the Fund; Director
London EC4M 9HH                                                      of Economics and Investment Strategy of the Fund's
United Kingdom                                                       Investment Adviser (since 1999); Director of
                                                                     Portfolio Investment of County Investment
Age: 39                                                              Management (from 1995 to 1999).

-------------------------------------------------------------------------------------------------------------------------

Roy M. Randall              Secretary          Since 1986            Consultant to The Seidler Law Firm, Australian
Level 40, Chifley Tower                                              counsel to the Fund (since 2003); Partner of
Two Chifley Square                                                   Stikeman, Elliott, Australian counsel to the Fund
Sydney, NSW 2000                                                     (from 1997 through 2002).
Australia

Age: 66
-------------------------------------------------------------------------------------------------------------------------

-----------------------------

* The named officer holds the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same "Fund Complex" as the Fund.

** Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.

Ownership of Securities

As of December 31, 2002, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding shares of common stock, and no shares of the Fund's preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2002, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund is as follows:

Interested Directors
--------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered Investment
                                             Dollar Range of Equity                 Companies Overseen by Director in
       Name of Director                      Securities in the Fund                  Family of Investment Companies *
-------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert                                $1 to $10,000                             $10,001 to $50,000
-------------------------------------------------------------------------------------------------------------------------
Beverley Hendry                                  $1 to $10,000                               $1 to $10,000
-------------------------------------------------------------------------------------------------------------------------
Brian M. Sherman                              $10,001 to $50,000                           $10,001 to $50,000
-------------------------------------------------------------------------------------------------------------------------

Independent Directors
---------------------

--------------------- ------------------------ ----------------------------------------
                                                    Aggregate Dollar Range of Equity
                                               Securities in All Registered Investment
                       Dollar Range of Equity     Companies Overseen by Director in
  Name of Director     Securities in the Fund      Family of Investment Companies *
--------------------- ------------------------ ----------------------------------------
Anthony E. Aaronson         $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
David L. Elsum              $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
Howard A. Knight            $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
P. Gerald Malone            $1 to $10,000                   $1 to $10,000
--------------------- ------------------------ ----------------------------------------
Neville J. Miles            $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
Peter J. O'Connell          $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
William J. Potter           $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
Peter D. Sacks              $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
Dr. Anton E. Schrafl        $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------
John T. Sheehy              $1 to $10,000                 $10,001 to $50,000
--------------------- ------------------------ ----------------------------------------

-----------------------------
* Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which have a common Investment Manager and Investment Adviser with the Fund, but which do not hold themselves out to investors as related companies to the Fund for purposes of investment and investor services.

Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of December 31, 2002, the executive officers of the Fund owned no shares of the Fund's common stock or preferred stock.

Committees and Board of Directors Meetings

The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Independent Directors. Each member is also "independent" within the meaning of the American Stock Exchange ("AMEX") listing standards. The Audit and Valuation Committee pre-approves and reviews both the audit and non-audit work of the Fund's independent accountants, submits recommendations to the Board of Directors as to the selection of independent accountants and reviews compliance of the Fund with regulations of the U.S. Securities and Exchange Commission ("SEC") and the Internal Revenue Service, and other related matters.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund's Audit Charter is attached to this Proxy Statement as Exhibit A. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2002. The members of the Fund's Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks and John T. Sheehy.

The Board of Directors also has a standing Contract Review Committee, composed entirely of Independent Directors. The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund's management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

The Board of Directors also has a standing Nominating Committee, composed entirely of Independent Directors. The Nominating Committee considers candidates for service as Fund Directors and remuneration to be paid to Fund Directors. The Nominating Committee does not consider nominees recommended by security holders. The members of the Fund's Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

During the Fund's fiscal year ended October 31, 2002, the Board of Directors held four meetings, the Audit and Valuation Committee held two meetings, the Contract Review Committee held no meetings, and the Nominating Committee held three meetings. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. In the column headed "Total Compensation From Fund and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2002. Directors are paid a fee of $21,000 per year. Members of the Fund's Audit and Valuation Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

                               Compensation Table
                       Fiscal Year Ended October 31, 2002

                                                          Pension or                                 Total
                                                          Retirement          Estimated          Compensation
                                        Aggregate      Benefits Accrued         Annual           From Fund and
                                       Compensation       As Part of         Benefits Upon        Fund Complex
       Name of Director                 From Fund       Fund Expenses         Retirement       Paid to Directors
                                       ------------    -----------------     -------------     -----------------
Anthony E. Aaronson..................    $21,000             N/A                 N/A             $  37,000(2)
David L. Elsum.......................    $20,500             N/A                 N/A             $  52,000(3)
Martin J. Gilbert....................    $     0             N/A                 N/A             $       0(2)
Beverley Hendry......................    $     0             N/A                 N/A             $       0(1)
Howard A. Knight.....................    $20,000             N/A                 N/A             $  35,000(2)
P Gerald Malone......................    $20,000             N/A                 N/A             $  20,000(1)
Neville J. Miles.....................    $22,000             N/A                 N/A             $  66,500(3)
Peter O'Connell......................    $20,000             N/A                 N/A             $  39,000(2)
William J. Potter....................    $21,000             N/A                 N/A             $  61,500(3)
Peter D. Sacks.......................    $21,000             N/A                 N/A             $  55,000(3)
Brian M. Sherman++...................    $     0             N/A                 N/A             $       0(3)
Preferred Directors:
Dr. Anton E. Schrafl.................    $22,000             N/A                 N/A             $  22,000(2)
John T. Sheehy.......................    $22,500             N/A                 N/A             $  63,000(3)

----------------------
++ Mr. Sherman is paid consulting fees by the Fund's Investment Manager equal to the fees paid to the Fund's Independent Directors of funds in the fund complex of which Mr. Sherman is a director. For the fiscal year ended October 31, 2002, the amount of the consulting fees paid to Mr. Sherman was $21,000.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the AMEX. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2002, its Reporting Persons complied with all applicable filing requirements. Mr. Brian Sherman filed a Form 4 Statement of Changes in Beneficial Ownership subsequent to the period specified in the Form.

Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited serves as investment manager to the Fund (the "Investment Manager") and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the "Investment Adviser") pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000, respectively. The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent company of the Investment Manager and the Investment Adviser. Mr. Gilbert is also a stockholder of Aberdeen Asset Management PLC. Mr. Beverley Hendry, a Director of the Fund, also serves as an Executive Director of Aberdeen Asset Management PLC, and is a stockholder of Aberdeen Asset Management PLC.

Under the terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management Inc.), an affiliate of the Investment Manager and the Investment Adviser, provides investor relations services to the Fund for a monthly retainer of $10,000, plus out-of-pocket expenses.

On December 22, 2000, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman and Brian M. Sherman are the principal stockholders, and the stockholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were Directors and the principal stockholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as Directors of the Investment Manager.

                  INFORMATION REGARDING INDEPENDENT ACCOUNTANTS

The Board of Directors of the Fund, upon recommendation of the Audit and Valuation Committee, has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2003.

During the fiscal year ended October 31, 2002, the fees for services rendered by PwC were:

--------------------------------------------------------------------------------
                     Financial Information Systems Design
    Audit Fees           and Implementation Fees               All Other Fees*
--------------------------------------------------------------------------------
     $128,385                     None                            $70,700
--------------------------------------------------------------------------------

* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

The Audit and Valuation Committee of the Fund has reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered whether the provision of non-audit services to the Fund and of professional services to the Fund's Investment Adviser and to entities controlling, controlled by, and under common control with, the Fund's Investment Adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Fund knows of no direct or indirect interest of PwC in the Fund.

                             ADDITIONAL INFORMATION

Administrator. The Fund's administrator is Prudential Investments LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. ("Georgeson") will be retained to assist in the solicitation of proxies. Georgeson will be paid approximately $_____ by the Fund and the Fund will reimburse Georgeson for its related expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February ___, 2003. As mentioned above, Georgeson will be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting of stockholders, but does not wish to give a proxy by telephone by fax or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone, fax or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically, by fax or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund's knowledge, based upon filings with the SEC as of January 31, 2003, the only beneficial owner of more than five percent of the voting securities of the Fund was:

---------------------------------------------------------------------------------------------------------
                                 Name and Address of           Number of Shares
     Title of Class                Beneficial Owner            Beneficially Owned       Percent of Class
---------------------------------------------------------------------------------------------------------
Common Stock, par value       Karpus Investment                1,365,607                       %
   $0.01 per share            Management
                              183 Sullys Trail
                              Pittsford, New York 14534
---------------------------------------------------------------------------------------------------------

Stockholder Proposals. If a stockholder intends to present a proposal at the Annual Meeting of Stockholders of the Fund to be held in 2004 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such proposal must be received by the Secretary no later than [date], 2003.

Stockholders wishing to present proposals at the Annual Meeting of Stockholders of the Fund to be held in 2004 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and such notice must be received by the Secretary no sooner than November 20, 2003 and no later than December 20, 2003 in the form prescribed in the Fund's bylaws.

                                 OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors,



                                       Roy M. Randall
                                       Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
February ___, 2003

                                                                       EXHIBIT A

                     Aberdeen Asia-Pacific Income Fund, Inc.
                          Audit and Valuation Committee
                          -----------------------------

                                  AUDIT CHARTER

Mission
-------

The mission of the Audit and Valuation Committee (the "Committee") of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund"), under this Audit Charter, is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund's investment manager and investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund's independent auditors to plan and carry out a proper audit. The independent auditors are directly accountable to the Committee.

Committee Membership
--------------------

The Committee shall be composed of at least three members. Each member must have been determined not to be an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund (an "Independent Director") and, in addition, each member shall have the additional qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment manager, Aberdeen Asset Managers (C.I.) Limited (the "Manager"), and the staff of the Fund's investment adviser, Aberdeen Asset Management Limited (the "Adviser").

Qualifications of Committee Members
-----------------------------------

1. Members of the Committee may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment. A director with any of the following relationships will not be considered independent for this purpose:

     A. Employment by the Fund or any of its affiliates for the current year or any of the past three years;

     B. Acceptance of any compensation from the Fund or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     C. Member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Fund or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, brothers and sisters-in-law, sons and daughters-in-law, and anyone who resides in such person's home;

     D. Partnership in, or being a controlling shareholder or an executive officer of, any for-profit business organization to which the Fund made, or from which the Fund received, payments (other than those arising solely from investments in the Fund's securities) that exceed 5% of the Fund's gross income for that year, or $200,000, whichever is more, in any of the past three years; or

     E. Employment as an executive of another entity where any of the Fund's executives serve on that entity's compensation committee.

2. One member of the Committee may be a non-independent director, under exceptional and limited circumstances, if the Board determines that membership on the Committee by that non-independent director is required in the best interests of the Fund and its shareholders. To be eligible for this consideration, the non-independent director may not be a current employee or immediate family member of an employee of the Fund. If such a determination is made, the Board must disclose, in the Fund's next annual proxy statement subsequent to making the determination, the nature of the relationship and the reasons for that determination.

3. Each member of the Committee must be able to read and understand basic financial statements, including the Fund's balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result in that individual's having financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

4. Unless exempted by order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board accept any consulting, advisory, or other compensatory fee from the Fund.

5. If at least one member of the Committee is not a "financial expert" (as that term is defined in the rules and regulations of the SEC), the Fund's periodic reports shall disclose the reason why.

Duties and Powers
-----------------

    To carry out its mission under this Audit Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1. To recommend annually to the Board the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing or tax services to the Manager or the Adviser, and to receive the auditors' specific representations as to their independence, delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./1/ The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

2. To review in advance, and consider approval of, any and all proposals by management of the Fund or the Manager or the Adviser that the Fund, the Manager or the Adviser, or their affiliated persons, employ the independent auditor to render "permissible non-audit services"/2/ to the Fund and to
----------------------

/1/ ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

/2/ "Permissible non-audit services" include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     consider whether such services are consistent with the independent auditor's independence./3/ The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund's Manager, who will ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

3. To recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4. To review, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund's financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund's previous five fiscal years;

5. To meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/4/ (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

6. To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

7. To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
------------------------
/3/ Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

/4/ SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

8. To review the fees charged by the auditors for audit and permissible non-audit services;

9. To review the Fund's system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

10. To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

11. To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

12. To review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities;

13. To investigate matters brought to its attention within the scope of its duties;

14. To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund;

15. To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund's records; and

16. To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities
---------------------------------

1. The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2. Each December, the Committee shall make a report indicating whether the Committee (i) reviewed and discussed the financial statements with management; (ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the Committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

3. The Fund's officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

December 11, 2002

                                                                       EXHIBIT B

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

        Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation, having its principal office in this State in Baltimore City (hereinafter referred to as the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation, that:

        FIRST: The Corporation desires to amend and restate the Articles Supplementary creating each series of its Auction Market Preferred Stock, each as amended to date and as currently in effect, consistent with Sections 2-607, 2-608 and 2-609 of the Maryland General Corporation Law; and

        SECOND: The Articles Supplementary creating each series of the Corporation's Auction Market Preferred Stock were filed with the Maryland State Department of Assessments and Taxation on the dates shown below and each set of Articles Supplementary has been amended from time to time in accordance with its terms and the requirements of the Maryland General Corporation Law, as applicable:

          SERIES                                   DATE FILED
          -----------------                     -----------------

          Series A, B and C                     January 17, 1989

          Series D                              July 26, 1989

          Series E                              December 21, 1992

          Series F                              December 16, 1993

          Series G                              July 25, 1995

          Series H and I                        September 9, 1996

        THIRD: The provisions set forth in these Articles of Amendment and Restatement include all the provisions of the Articles Supplementary listed above currently in effect with respect to each series of the Corporation's Auction Market Preferred Stock which have been integrated into a single document; and

        FOURTH: The Article Supplementary creating the Corporation's Series A through I Auction Market Preferred Stock are hereby restated to read in their collective entirety as follows:

                                     * * * *

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                              AMENDED AND RESTATED
                 ARTICLES SUPPLEMENTARY CREATING NINE SERIES OF
                         AUCTION MARKET PREFERRED STOCK*

        Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

----------
*       Registered Trademark of Merrill Lynch & Co., Inc.

        FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article Fifth of its charter, the Board of Directors has previously authorized the issuance of nine series of (i) up to 3,000 shares each of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated respectively:
Auction Market Preferred Stock, Series A, Auction Market Preferred Stock, Series B, Auction Market Preferred Stock, Series C and Auction Market Preferred Stock, Series G; (ii) up to 2,000 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated Auction Market Preferred Stock, Series F; and (iii) up to 4,000 shares each of its authorized preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated respectively: Auction Market Preferred Stock, Series D, Auction Market Preferred Stock, Series E, Auction Market Preferred Stock, Series H and Auction Market Preferred Stock, Series I.

        SECOND: Pursuant to section 2-411 of the Maryland General Corporation Law and authority granted by Article IV, Section 1 of the Corporation's By-Laws, the Board of Directors of the Corporation has appointed a pricing committee (the "AMPS Pricing Committee") and has authorized such AMPS Pricing Committee to fix, consistent with, and subject to, the authorization referred to in Article FIRST of these Articles Supplementary, the terms of the shares of Auction Market Preferred Stock, Series A through I.

        THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of such series of preferred stock are as follows:

                                   DESIGNATION

        SERIES A: A series of up to 3,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series A." Each share of Auction Market Preferred Stock, Series A shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of February 14, 1989; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series A shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series A shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES B: A series of up to 3,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series B." Each share of Auction Market Preferred Stock, Series B shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of February 22, 1989; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series B shall constitute a separate series of preferred stock of the

Corporation, and each share of Auction Market Preferred Stock, Series B shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES C: A series of up to 3,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series C." Each share of Auction Market Preferred Stock, Series C shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of February 28, 1989; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series C shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series C shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES D: A series of up to 4,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series D." Each share of Auction Market Preferred Stock, Series D shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of August 22, 1989; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series D shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series D shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES E: A series of up to 4,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series E." Each share of Auction Market Preferred Stock, Series E shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of January 5, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series E shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series E shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES F: A series of up to 2,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series F." Each share of Auction Market Preferred Stock, Series F shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of January 10, 1994; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series F shall constitute a separate series of preferred stock of the

Corporation, and each share of Auction Market Preferred Stock, Series F shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES G: A series of up to 3,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series G." Each share of Auction Market Preferred Stock, Series G shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of August 9, 1995; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series G shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series G shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES H: A series of up to 4,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series H." Each share of Auction Market Preferred Stock, Series H shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of September 19, 1996; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series H shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series H shall be identical except as provided in paragraph 3 of these Articles Supplementary.

        SERIES I: A series of up to 4,000 shares of preferred stock, par value $.01 per share, liquidation preference $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series I." Each share of Auction Market Preferred Stock, Series I shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of September 20, 1996; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Articles of Incorporation applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series I shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series I shall be identical except as provided in paragraph 3 of these Articles Supplementary.

1.      Definitions.

        (a) Capitalized terms not defined in this paragraph 1 shall have the respective meanings specified in paragraph 8(a) hereof. Unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings, whether used in the singular or plural:

        "'AA' Composite Commercial Paper Rate," on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's, or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the

Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent on the 30-day rate on such commercial paper;
(ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper;
(iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer then 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

        "Accountant's Confirmation" has the meaning set forth in paragraph 7(b)(iii) hereof.

        "Administrator" shall mean Prudential Investments, LLC or any successor administrator to the Corporation who acts in such capacity.

        "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.

        "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner or a Potential Beneficial Owner.

        "AMPS" means (i) the Auction Market Preferred Stock, Series A, (ii) the Auction Market Preferred Stock, Series B, (iii) the Auction Market Preferred Stock, Series C, (iv) the Auction Market Preferred Stock, Series D, (v) the Auction Market Preferred Stock, Series E, (vi) the Auction Market Preferred Stock, Series F, (vii) the Auction Market Preferred Stock, Series G, (viii) the Auction Market Preferred Stock, Series H, or (ix) the Auction Market Preferred Stock, Series I, and where appropriate, any other series of the Corporation's Auction Market Preferred Stock.

        "AMPS Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to the sum of (i) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of (A) $25,000 and
(B) any applicable redemption premium attributable to the designation of a Premium Call Period; (ii) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS Outstanding, in each case, to (but not including) the end of the current Dividend Period that follows such Valuation Date; (iii) the aggregate Projected Dividend Amount; (iv) the aggregate principal amount of any then-outstanding indebtedness of the Corporation for money borrowed; (v) the amount of anticipated expenses of the

Corporation for the 90 days subsequent to such Valuation Date; and (vi) the greater of $50,000 or the Corporation's current liabilities as of such Valuation Date not otherwise reflected in any of (i) through (v) above.

        "AMPS Basic Maintenance Cure Date," with respect to the failure by the Corporation to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) of these Articles Supplementary) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.

        "AMPS Basic Maintenance Report" means a report executed by the Corporation with respect to the valuation (in U.S. dollars) of the Eligible Portfolio Property, as described in paragraph 7(b) hereof; provided, that all or any portion of any such report may be prepared by the Custodian, Aberdeen Asset Management Limited, the Administrator and/or Aberdeen Asset Managers (CI) Limited; provided further that such AMPS Basic Maintenance Report may be delivered to the Auction Agent and the Rating Agencies in summary form, however, the Corporation shall retain a copy of the full AMPS Basic Maintenance Report in its files and make such report available to its Independent Accountants and the Rating Agencies upon their request.

        "AMPS Interest Rate Swap" means a contractual agreement whereby the Corporation contracts with an Eligible AMPS Interest Rate Swap Counterparty to engage, for a period of time not to exceed two years, in an interest rate swap with a notional value of up to one-third of the value of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding at the time the interest rate swap commences. If the Corporation fails to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) hereof) as of each Valuation Date, and will not be able to cure such failure by the AMPS Basic Maintenance Cure Date, the Corporation must terminate any then-outstanding AMPS Interest Rate Swaps by the close of business on the AMPS Basic Maintenance Cure Date.

        "ANNIE MAEs" are securities issued against mortgage pools by Australian National Mortgage Pool Agency Ltd., an affiliate of Security Pacific National Bank.

        "Applicable Percentage" has the meaning set forth in paragraph 8(a)(vii) hereof.

        "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period, which rate, after the Initial Dividend Period, shall be determined by the Auction Agent in accordance with paragraph 8(d) hereof.

        "Applicable Spread" has the meaning set forth in paragraph 8(a)(vii) hereof.

        "Articles of Incorporation" means the Articles of Incorporation of the Corporation, as amended and restated from time to time, including as amended by these Articles Supplementary.

        "Asian Yankee Bonds" means, in the case of Moody's, Yankee Bonds that are issued by (companies) from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by Moody's from time to time, and, in the case of S&P, Yankee Bonds that are (i) issued by issuers from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by S&P from time to time, and (ii) are subject to the following ratings limitations (which are cumulative):

          ----------------------------------------------------------------------
                                             % of total Discounted Value of
                                         Eligible Portfolio Property allowed at
                      Rating                     each ratings level
          ----------------------------------------------------------------------
           Aa3/AA- or better                             100%
          ----------------------------------------------------------------------
           Below Aa3/AA-                                  50%
          ----------------------------------------------------------------------
           Below A3/A-                                    25%
          ----------------------------------------------------------------------
           Below BBB3/BBB-                                10%
          ----------------------------------------------------------------------

        "Auction" means each operation of the Auction Procedures.

        "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, paying agent and redemption agent for the AMPS.

        "Auction Date" has the meaning specified in paragraph 8(a) hereof.

        "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 8 hereof.

        "Australian Bank Bills" means bills of exchange (as defined in the Bills of Exchange Act of the Commonwealth of Australia) issued, accepted or endorsed by Australian banks with (x) in the case of S&P (i) a rating from S&P at least as high as S&P's then-current rating for the AMPS or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 365 days or less, a rating from S&P at least as high as S&P's short term rating comparable to its then-current rating for the AMPS and (y) in the case of Moody's (i) a long term foreign currency debt rating from Moody's of at least Aa2 or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Moody's of Prime-1 or
(iii) any other rating as Moody's shall approve in writing.

        "Australian Convertible or Exchangeable Eurobonds" means securities which are denominated in Australian Currency issued by the New South Wales Treasury Corporation or the Queensland Treasury Corporation which confer upon the holder an option to exchange such securities for, respectively, a like principal amount of New South Wales Treasury Inscribed Stock or Queensland Treasury Corporation Inscribed Stock of identical maturity and coupon.

        "Australian Corporate Bonds" means debt obligations of Australian corporations (other than Australian Government Securities, Australian Semi-Government Securities, Australian Bank Bills, Australian Eurobonds, Australian Exchangeable Eurobonds and. Australian Short Term Securities) provided, that such debt obligations shall not be deemed to be Eligible Portfolio Property by S&P unless they have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the security has a Tender Panel, (e) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security and (f) the security is issued by one of the following issuers:

                (i) Issuers with a public long term S&P rating or whose parent has a public long term rating and there is an explicit guarantee backing the subsidiary's debt service payments ("Guaranteed Australian Corporate Bonds"). These issuers currently include:

                FANMAC Premier Trust Co. No. 1-22 and any subsequent issues rated by S&P - Australian Ratings
                Ford Credit Australia
                National Australia Bank
                Commonwealth Bank of Australia
                Telstra Corp. Limited

                (ii) Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary's debt service payments ("Non-Guaranteed Corporate Bonds").

        In addition, if the determination is being made for S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds issued by a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds from issues representing a single industry, (c) not more than 5% of the then-outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Corporate Bonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with a then-outstanding issue size of less than A$100 million, and (e) such corporate debt obligations are subject to the following ratings limitations (which are cumulative):

          ----------------------------------------------------------------------
                                           % of total Discounted Value of
                                         Eligible Portfolio Property allowed at
           Rating                                 each ratings level
          ----------------------------------------------------------------------
           Aa3/AA- or better                             100%
          ----------------------------------------------------------------------
           Below Aa3/AA-                                  50%
          ----------------------------------------------------------------------
           Below A3/A-                                    25%
          ----------------------------------------------------------------------
           Below BBB3/BBB-                                10%
          ----------------------------------------------------------------------

        "Australian Currency" means such coin or currency of Australia as at the time shall be legal tender for payment of public and private debts, as well as cash deposits with Offshore Banking Units of Banque Nationale de Paris.

        "Australian Eurobonds" means, in the case of Moody's, debt securities (including Australian Exchangeable Eurobonds) which are denominated in Australian Currency and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, and (d) 90% or more of the Australian Eurobonds meeting the qualifications of clauses (a) and (b) are rated at least Aa2 by Moody's; and in the case of S&P, debt securities (including guaranteed and non-guaranteed Eurobonds) which are denominated in Australian Currency, and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly tradable, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security, and (e) the security is issued by one of the following issuers:

                (i) Issuers with a public long term S&P rating or whose parent has a public long term S&P rating and there is an explicit guarantee backing the subsidiary's debt service payments ("Guaranteed Australian Eurobonds"). These issuers currently include:

                           ABN Amro Australia Ltd.
                           ANZ Banking Group
                           Australian Industry Development Corp.
                           Australian Telecom
                           Barclays Bank Plc
                           Coca Cola Amatil Ltd.
                           Commerzbank US Finance Inc.
                           Commonwealth Bank of Australia
                           Eksportfinas A/S
                           Eurofina
                           European Investment Bank
                           Export Finance & Insurance Corp.
                           Federal Airports Corp.
                           Finnish Export Credit Corp.
                           General Electric Capital Corp.
                           GG Securities Ltd.
                           Guiness Finance BV
                           International Bank for Reconstruction and Development McDonald's Australia Ltd.
                           Mobil Australia Finance Company Inc.
                           National Australian Bank
                           New South Wales Treasury Corp.
                           Primary Industry Bank Australia Ltd.
                           Prudential Funding Corp.
                           Rural & Industry Bank of Western Australia
                           South Australia Government Financing Authority
                           SBC Warburg Australia Holdings Ltd.
                           Shell Australia Ltd.
                           State Bank of New South Wales
                           State Bank of South Australia Ltd.
                           State Electricity of Victoria
                           Sweden (Kingdom of)
                           Swedish Export Credit Corp.
                           Tasmanian Public Finance Corp.
                           Toronto Dominion Australia Ltd.
                           Toyota Finance Australia Ltd.
                           Treasury Corporation of Victoria
                           Western Australian Treasury Corp.

                (ii) Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary's debt service payments ("Australian Non-Guaranteed Eurobonds").

        In addition, if the determination is being made by S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from issues representing a single industry, (c) not more than 5% of the then outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Eurobonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with an outstanding issue size of less than A$50 million, and (e) such Australian Eurobonds are subject to the following ratings limitations (which are cumulative):

          ----------------------------------------------------------------------
                                              % of total Discounted Value of
                                          Eligible Portfolio Property allowed at
           Rating                                 each ratings level
          ----------------------------------------------------------------------
           Aa3/AA- or better                             100%
          ----------------------------------------------------------------------
           Below Aa3/AA-                                  50%
          ----------------------------------------------------------------------
           Below A3/A-                                    25%
          ----------------------------------------------------------------------
           Below BBB3/BBB-                                10%
          ----------------------------------------------------------------------

        "Australian Government Securities" means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of Australia with fixed maturities (i.e., no perpetuals) and in the case of Moody's, any publicly traded security which is (i) either issued by the Government of the Commonwealth of Australia and is rated Aa by Moody's or is guaranteed by the Government of the Commonwealth of Australia (ii) is denominated and payable in Australian Currency or is convertible into a security constituting Eligible Portfolio Property by Moody's and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

        "Australian Ratings" means Australian Ratings Pty Ltd or its successors.

        "Australian Securities" means ANNIE MAEs, Australian Bank Bills, Australian Convertible or Exchangeable Eurobonds, Australian Corporate Bonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Australian Short Term Securities, MMSs, MTCs and NMMC Securities.

        "Australian Semi-Government Securities" means publicly traded semi-government securities with a fixed maturity (i.e., no perpetuals) issued by the following entities which, except as indicated are explicitly guaranteed by the Government of the Commonwealth of Australia or the respective Australian State and which, in the case of S&P, include Australian Exchangeable Eurobonds and in the case of Moody's are (i) either rated Aa by Moody's or are guaranteed by either the Commonwealth of Australia and rated Aa or any semi-sovereign Australian entity whose domestic long term debt is rated Aa by Moody's, (ii) are denominated and payable in Australian currency or are convertible into a security constituting Eligible Portfolio Property by Moody's and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

                        (1) Electricity Trust of South Australia, a body established under the Electricity Trust of South Australia Act 1946 (South Australia).

                        (2) New South Wales Treasury Corporation, a corporation constituted under section 4 of the Treasury Corporation Act of 1983 (New South Wales), including its Australian Convertible Eurobond issues, in the case of S&P.

                        (3) A Territory authority being an authority within the meaning of that term under section 43 of the Northern Territory (Self Government) Act (Commonwealth) provided that the specific issue is guaranteed by the Treasurer of the Commonwealth of Australia.

                        (4) Queensland Treasury Corporation, a corporation established under the Treasury Corporation Act 1988 (Qld), including its Australian Convertible Eurobond issues, in the case of S&P.

                        (5) South Australian Government Financing Authority, an authority established under the Government Financing Authority Act 1982 (South Australia).

                        (6) State Electricity Commission of Victoria, a commission established under the State Electricity Commission Act 1958 (Victoria).

                        (7) The Australian Telecommunications Commission, a commission established under section 4 of the Telecommunications Act 1975 (Commonwealth).

                        (8) (with respect to S&P only) and without any guarantee by the Commonwealth of Australia or the respective Australian State: Australian and Overseas Telecommunications Corporation, Limited.

                        (9) Victorian Public Authorities Finance Agency, an agency constituted under section 3 of the Victorian Public Authorities Act 1984 (Victoria).

                        (10) Australian Industry Development Corporation, a body established under section 5 of the Australian Industries Development Corporation Act (Commonwealth).

                        (11)    The Western Australian Treasury Corporation.

                        (12)    Tasmanian Public Finance Corp.

                        (13) (with respect to S&P only) FANMAC Premier Trust Co. (Nos. 1-22) and any subsequent issues rated by S&P - Australian Ratings.

                        (14) (with respect to S&P only) Australian Wool Corporation.

                        (15)    Commonwealth Bank of Australia.

                        (16)    State Bank of New South Wales.

                        (17) Securities issued by the Australian State Government of Victoria through the Treasury Corporation of Victoria.

        "Australian Short Term Securities" means promissory notes and other short term commercial paper issued by Australian institutions which, for purposes of S&P, are rated A-1+ by S&P or have a long term rating from S&P at least as high as their then-current comparable rating of AMPS and, for purposes of Moody's, are rated Prime-1 by Moody's or have a long term foreign currency debt rating from Moody's of at least Aa3 and a maturity of less than 270 days in the case of commercial paper.

        "Authorized Newspaper" means The Wall Street Journal, or if not published on such date, The New York Times, or if neither of such papers is published on such date, a newspaper, printed in the English language, of general circulation in the Borough of Manhattan, the City of New York, that carries financial news and is customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

        "Board of Directors" means the Board of Directors of the Corporation or, except as used in paragraphs 3(a) and 6 hereof, any duly authorized and empowered committee thereof, including the AMPS Pricing Committee.

        "Brady Bonds" means debt obligations, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan" that are rated A- or better by S&P.

        "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 8 hereof, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

        "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 8 hereof.

        "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which it is authorized or obligated by law to close.

        "Cash" means such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

        "Corporate Bonds" means debt obligations of U.S. corporations (other than Short Term Money Market Instruments or U.S. Government Obligations), which corporate debt obligations (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, and (d) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations and Yankee Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation's assets at any time shall not be subject to the provisions of this clause (d)). Such corporate debt obligations are subject to the following ratings limitations (which are cumulative) in the case of Moody's and S&P, respectively:

                                  % of total Discounted Value     % of total Discounted Value of
                                     of Eligible Portfolio          Eligible Portfolio Property
                                    Property allowed at each       allowed at each ratings level
            Rating                 ratings level for Moody's                  for S&P
            --------------------------------------------------------------------------------------
            Aa3/AA- or better                 100%                              100%
            --------------------------------------------------------------------------------------
            Below Aa3/AA-                       0%                               50%
            --------------------------------------------------------------------------------------
            Below A3/A-                         0%                               25%
            --------------------------------------------------------------------------------------
            Below BBB3/BBB-                     0%                               10%

        In addition, no corporate debt obligation held by the Corporation shall be deemed a Corporate Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Corporate Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

                                    Column 1                    Column 2                        Column 3
                            ------------------------  -----------------------------   ---------------------------
                                                       Maximum Percent of Value of    Maximum Percent of Value of
                                                            Corporation Assets,           Corporation Assets,
                                Minimum Original      Including Eligible Portfolio    Including Eligible Portfolio
                            Issue Size of Each Issue   Property, Invested in any        Property, Invested in any
Rating (1)                      ($ in millions)              One Issuer (2)             One Industry Category (2)
--------------------------  ------------------------  -----------------------------   ---------------------------
Aaa/AAA...................    $                100                           10.0%                          50.0%
Aa/AA.....................    $                100                           10.0%                          33.3%

----------

(1) In the event that a Corporate Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.

(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

        "Corporation" means Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation.

        "Cure Date" means the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

        "Custodian" means State Street Bank and Trust Company or any successor custodian to the Corporation who acts in such capacity.

        "Date of Original Issue" means, with respect to any share of AMPS, the date on which the Corporation originally issues such share.

        "Deposit Securities" means Cash, U.S. Government Obligations, Repurchase Agreements and Short Term Money Market Instruments. Except for purposes of determining compliance with the AMPS Basic Maintenance Amount, each Deposit Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

        "Derivatives" include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts (including, but not limited to, Forward Contracts as defined herein), forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency-linked notes.

        "Discount Factor" means, for any asset held by the Corporation, the number set forth opposite each such type of asset in the following table or such other factor required under the guidelines established by the Rating Agencies from time to time (it being understood that any asset held by the Corporation and either not listed in the following table or not identified as a type of Eligible Portfolio Property in writing by a Rating Agency shall have a Discounted Value of zero for each such Rating Agency).:

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
CASH AND SHORT TERM MONEY MARKET INSTRUMENTS: (OTHER THAN COMMERCIAL PAPER)
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    *** 46 days                           1.000 (1)        1.000
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    *** 46 days                           1.150            1.000
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.000            1.000
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN GOVERNMENT SECURITIES: (2)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 46 days                             1.000 (1)        1.000
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 46 days, * 2 years               1.730            1.470
--------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 46 days, * 2 years               1.730            1.340

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 46 days, * 2 years                1.520            1.340
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 2 years, * 5 years                1.730            1.580
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 2 years, * 5 years                1.730            1.436
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 2 years, * 5 years                1.730            1.436
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 5 years, * 10 years               1.730            1.608
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 5 years, * 10 years               1.730            1.462
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 5 years, * 10 years               1.520            1.462
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 10 years, * 20 years              1.730            1.679
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 10 years, * 20 years              1.730            1.526
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 10 years, * 20 years              1.520            1.526
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN SEMI-GOVERNMENT SECURITIES: (2)(3) (OTHER THAN OF TASMANIA IN THE CASE OF BOTH MOODY'S AND S&P, AND OF THE
AUSTRALIAN STATE GOVERNMENT OF VICTORIA IN THE CASE OF MOODY'S)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 46 days                              1.000 (1)        1.000
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 46 days, * 2 years                1.730            1.639
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 46 days, * 2 years                1.730            1.490
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 46 days, * 2 years                1.520            1.490
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 2 years, * 5 years                1.730            1.745
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 2 years, * 5 years                1.730            1.586
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 2 years, * 5 years                1.520            1.586
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 5 years, * 10 years               1.730            1.773
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 5 years, * 10 years               1.730            1.612
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 5 years, * 10 years               1.730            1.612
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 10 years, * 20 years              1.730            1.844
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 10 years, * 20 years              1.730            1.676
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                       **** 10 years, * 20 years              1.520            1.676
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN SEMI-GOVERNMENT SECURITIES: (2)(4) (TASMANIAN AND, WITH RESPECT TO MOODY'S ONLY, AUSTRALIAN SEMI-GOVERNMENT
SECURITIES ISSUED BY THE AUSTRALIAN STATE GOVERNMENT OF VICTORIA)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 46 days                              1.050            1.000
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                        **** 46 days, * 2 years                1.820            1.694
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                  **** 46 days, * 2 years                1.820            1.540

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO
                                       15

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                        **** 46 days, * 2 years               1.600            1.540
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                         **** 2 years, * 5 years               1.820            1.800
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                   **** 2 years, * 5 years               1.820            1.636
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                        **** 2 years, * 5 years               1.600            1.636
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                         **** 5 years, * 10 years              1.820            1.828
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                   **** 5 years, * 10 years              1.820            1.662
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                        **** 5 years, * 10 years              1.600            1.662
-------------------------------------------------------------------------------------------------------------------------
* A$100,000,000                                         **** 10 years, * 20 years             1.820            1.899
-------------------------------------------------------------------------------------------------------------------------
**** A$100,000,000, *** A$150,000,000                   **** 10 years, * 20 years             1.820            1.726
-------------------------------------------------------------------------------------------------------------------------
** A$150,000,000                                        **** 10 years, * 20 years             1.600            1.726
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN BANK BILLS:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     *** 46 days                           1.000 (1)        1.000
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     47-56 days                            1.350            1.400
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     57-90 days                            1.350            1.400
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     91-180 days                           1.350            1.450
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN CURRENCY:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     N/A                                   1.350 (5)        1.570
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN EUROBONDS:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     *** 7 year                            1.600                 (6)(7)
-------------------------------------------------------------------------------------------------------------------------
N/A                                                     ** 7 years                            2.000                 (6)(7)
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN CONVERTIBLE OR EXCHANGEABLE EUROBONDS:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   (8)             (9)
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED AUSTRALIAN EUROBONDS: (6)
-------------------------------------------------------------------------------------------------------------------------
Any                                                     * 56 days                              N/A            2.000
-------------------------------------------------------------------------------------------------------------------------
*** A$50,000,000                                        ** 56 days                             N/A            1.900
-------------------------------------------------------------------------------------------------------------------------
** A$50,000,000                                         ** 56 days                             N/A            1.000
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN NON-GUARANTEED EUROBONDS: (6)
-------------------------------------------------------------------------------------------------------------------------
Any                                                     * 56 days                              N/A            2.150
-------------------------------------------------------------------------------------------------------------------------
*** A$50,000,000                                        ** 56 days                             N/A            2.000
-------------------------------------------------------------------------------------------------------------------------
** A$50,000,000                                         ** 56 days                             N/A            1.000

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED AUSTRALIAN CORPORATE BONDS: (6)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 56 days                              N/A            1.700
-------------------------------------------------------------------------------------------------------------------------
*** A$100,000,000                                      ** 56 days                             N/A            1.600
-------------------------------------------------------------------------------------------------------------------------
** A$100,000,000                                       ** 56 days                             N/A            1.000
-------------------------------------------------------------------------------------------------------------------------
NON-GUARANTEED AUSTRALIAN CORPORATE BONDS: (6)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 56 days                              N/A            1.800
-------------------------------------------------------------------------------------------------------------------------
*** A$100,000,000                                      ** 56 days                             N/A            1.700
-------------------------------------------------------------------------------------------------------------------------
** A$100,000,000                                       ** 56 days                             N/A            1.000
-------------------------------------------------------------------------------------------------------------------------
GNMA CERTIFICATES WITH FIXED INTEREST RATES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.500            1.300
-------------------------------------------------------------------------------------------------------------------------
GNMA CERTIFICATES WITH ADJUSTABLE INTEREST RATES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.480            1.300
-------------------------------------------------------------------------------------------------------------------------
FHLMC AND FNMA CERTIFICATES WITH FIXED INTEREST
RATES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.590            1.350
-------------------------------------------------------------------------------------------------------------------------
FHLMC AND FNMA CERTIFICATES WITH ADJUSTABLE INTEREST
RATES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.610            1.350
-------------------------------------------------------------------------------------------------------------------------
FHLMC MULTIFAMILY SECURITIES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.650            1.650
-------------------------------------------------------------------------------------------------------------------------
FHLMC AND FNMA CERTIFICATES WITH VARIABLE INTEREST
RATES:
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.500            1.350
-------------------------------------------------------------------------------------------------------------------------
GNMA GRADUATED PAYMENT SECURITIES: (10)(11)
-------------------------------------------------------------------------------------------------------------------------
N/A                                                    N/A                                   1.500            1.500
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
-------------------------------------------------------------------------------------------------------------------------
Any                                                    *** 90 days                           1.060            1.000
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 90 days, *** 1 year                1.060            1.060
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 1 year, *** 2 years                1.110            1.200
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 2 years, *** 3 years               1.150            1.200
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 2 years, *** 3 years               1.200            1.200
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 3 years, *** 5 years               1.240            1.200
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 5 years, *** 7 years               1.290            1.250
-------------------------------------------------------------------------------------------------------------------------

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 7 years, *** 10 years              1.340            1.250
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 10 years, *** 15 years             1.370            1.300
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 15 years, *** 20 years             1.410            1.380
-------------------------------------------------------------------------------------------------------------------------
Any                                                    ** 20 years, *** 30 years             1.420            1.380
-------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: (6)
-------------------------------------------------------------------------------------------------------------------------
                                                                                               N/A                 (12)
-------------------------------------------------------------------------------------------------------------------------
ASIAN YANKEE BONDS: (MOODY'S ONLY)
-------------------------------------------------------------------------------------------------------------------------
Issued by Australia, China, Hong Kong, India,                                                2.400             N/A
Indonesia, Korea, Malaysia, New Zealand, Thailand
and The Philippines
-------------------------------------------------------------------------------------------------------------------------
ASIAN YANKEE BONDS: (S&P ONLY)
-------------------------------------------------------------------------------------------------------------------------
Issued by Australia, China, Hong Kong, India,
Indonesia, Korea, Malaysia, New Zealand, Thailand
and The Philippines                                    AAA                                     N/A            1.420
                                                    ---------------------------------------------------------------------
                                                       AA                                      N/A            1.470
                                                    ---------------------------------------------------------------------
                                                       A                                       N/A            1.520
                                                    ---------------------------------------------------------------------
                                                       BBB                                     N/A            1.570
                                                    ---------------------------------------------------------------------
                                                       BB                                      N/A            1.640
                                                    ---------------------------------------------------------------------
                                                       B                                       N/A            1.710
                                                    ---------------------------------------------------------------------
                                                       B-                                      N/A            1.780
                                                    ---------------------------------------------------------------------
                                                       CCC+                                    N/A            1.850
-------------------------------------------------------------------------------------------------------------------------
AMPS INTEREST RATE SWAPS:
-------------------------------------------------------------------------------------------------------------------------
*** 1/3 liquidation value of outstanding AMPS          *** 2 years                       1.18/1.22           1.0526(14)
                                                                                                   (13)
-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND GOVERNMENT SECURITIES: (15)
-------------------------------------------------------------------------------------------------------------------------
Any                                                    * 46 days                             1.000 (1)        1.000
-------------------------------------------------------------------------------------------------------------------------
* NZ$100,000,000                                       **** 46 days, * 2 years               1.730            1.470
-------------------------------------------------------------------------------------------------------------------------
**** NZ$100,000,000, *** NZ$150,000,000                **** 46 days, * 2 years               1.730            1.340
-------------------------------------------------------------------------------------------------------------------------
** NZ$150,000,000                                      **** 46 days, * 2 years               1.520            1.340
-------------------------------------------------------------------------------------------------------------------------
* NZ$100,000,000                                       **** 2 years, * 5 years               1.730            1.580
-------------------------------------------------------------------------------------------------------------------------
**** NZ$100,000,000, *** NZ$150,000,000                **** 2 years, * 5 years               1.730            1.436
-------------------------------------------------------------------------------------------------------------------------
** NZ$150,000,000                                      **** 2 years, * 5 years               1.520            1.436
-------------------------------------------------------------------------------------------------------------------------
* NZ$100,000,000                                       **** 5 years, * 10 years              1.730            1.608

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO

                                                                                                               S&P
                                                                                              MOODY'S        DISCOUNT
           ISSUE SIZE                                    TERM TO MATURITY                DISCOUNT FACTOR      FACTOR
-------------------------------------------------------------------------------------------------------------------------
**** NZ$100,000,000, *** NZ$150,000,000                **** 5 years, * 10 years              1.730            1.462
-------------------------------------------------------------------------------------------------------------------------
** NZ$150,000,000                                      **** 5 years, * 10 years              1.520            1.462
-------------------------------------------------------------------------------------------------------------------------
* NZ$100,000,000                                       **** 10 years, * 20 years             1.730            1.679
-------------------------------------------------------------------------------------------------------------------------
**** NZ$100,000,000, *** NZ$150,000,000                **** 10 years, * 20 years             1.730            1.526
-------------------------------------------------------------------------------------------------------------------------
** NZ$150,000,000                                      **** 10 years, * 20 years             1.520            1.526

*       LESS THAN
**      GREATER THAN
***     LESS THAN OR EQUAL TO
****    GREATER THAN OR EQUAL TO
----------

(1) In the case of Moody's, the remaining term to maturity of Eligible Portfolio Property with a Moody's Discount Factor of 1.000 shall be measured from the last Valuation Date on which the AMPS Basic Maintenance Amount was met for the purpose of determining the number of shares of AMPS to be redeemed which would result in satisfaction of the AMPS Basic Maintenance Amount.

(2) Provided that in the case of S&P, the current outstanding issue size (as determined on each Quarterly Surprise Valuation Date) is equal to or greater than A$10,000,000.

(3) Excluding securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.

(4) Including securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.

(5) If any Overseas Banking Unit constituting Australian Currency has a maturity of more than 46 days from the Valuation Date, the principal amount of the cash deposit shall be offset by an amount equal to the penalty for early withdrawal and in the event interest earned on any Overseas Banking Unit is not exempt from interest withholding tax the Corporation may not include interest earned as a component of the value of the deposit unless taxes incurred on interest earned have been paid.

(6) The discount factor in the table assumes that the security has a rating of Aa3 or better in the case of Moody's and AA- or better in the case of S&P. In the case of S&P, these types of securities may be contained in Eligible Portfolio Property, even if they have lower ratings, subject to the following percentage restrictions (which are cumulative):

                                     % of total Discounted Value of Eligible
                                   Portfolio Property allowed at each ratings
            Rating                                    level
            -------------------------------------------------------------------
            Aa3/AA- or better                         100%
            -------------------------------------------------------------------
            Below Aa3/AA-                              50%
            -------------------------------------------------------------------
            Below A3/A-                                25%
            -------------------------------------------------------------------
            Below BBB3/BBB-                            10%

        Discount factors to be applied on these securities, to the extent they are rated less than AA- by S&P, are listed in the "Leveraged Funds Market Value Ratings" publication dated December, 1997.

(7)     See Australian Guaranteed and Non-Guaranteed Eurobonds.

(8)     Included in Australian Eurobonds.

(9)     Included in Australian Semi-Government categories.

(10) A Discount Factor of 1.50 applies in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are being made to holders; in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are not being made to holders, the Discount Factor shall be that which is determined in writing by the Rating Agencies.

(11) Unless the Rating Agencies shall agree in writing, GNMA Graduated Payment Securities with a coupon rate lower than 5% shall not be include in Eligible Portfolio Property.

(12) In the case of S&P, discount factors to be applied are listed in the "Leveraged Funds Market Value Ratings" publication dated December, 1997.

(13) With respect to Moody's, a Discount Factor of 1.18 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aaa, and a Discount Factor of 1.22 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aa1 - Aa3, to the extent the AMPS Interest Rate Swap is "in the money" based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty. To the extent that the AMPS Interest Rate Swap is "out of the money," 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.

(14) With respect to S&P, to the extent the AMPS Interest Rate Swap is "in the money" based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty, the Discount Factor in the table should be applied. To the extent that the AMPS Interest Rate Swap is "out of the money," 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.

(15) Provided that, in the case of S&P, the current outstanding issue size (as determined on each Quarterly Surprise Valuation Date) is equal to greater than NZ$10,000,000.

        "Discounted Value," with respect to any asset held by the Corporation, means the quotient of the Market Value of such asset divided by the applicable Discount Factor; provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date; provided further that the Discounted Value of all Australian Securities and New Zealand Securities shall be further discounted by the Discount Factor applicable to, respectively, Australian Currency and New Zealand Currency.

        "Dividend Payment Date," with respect to each series of AMPS, means each date of payment of dividends as provided in paragraph 3(b)(i) hereof.

        "Dividend Period" means the Initial Dividend Period, any Regular Dividend Period, and any Special Dividend Period.

        "Dollar" or "$" shall mean U.S. dollars. Amounts in Australian or New Zealand dollars shall be converted to U.S. dollars at the rates reported by the Pricing Service for the Valuation Date or such other source as shall have been approved in writing by the Rating Agencies.

        "Eligible AMPS Interest Rate Swap Counterparty" means (i) with respect to S&P, a counterparty with at least an A-1+ short term rating or, alternatively, an AA- long term rating from S&P ; and (ii) with respect to Moody's, a counterparty with at least an Aa3 long term rating from Moody's. In the event that an Eligible AMPS Interest Rate Swap Counterparty's ratings are downgraded below A-1+ or AA- by S&P, or Aa3 by Moody's, respectively, the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly. In the event that an Eligible AMPS Interest Rate Swap Counterparty terminates a swap early for reasons related to its rating status (other than a downgrade), the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.

        "Eligible Portfolio Property" means Australian Bank Bills, Australian Currency, Australian Convertible or Exchangeable Eurobonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Cash, New Zealand Government Securities, U.S. Government Obligations, Repurchase Agreements, Brady Bonds, Asian Yankee Bonds, AMPS Interest Rate Swaps (to the extent they are "in the money"), Short Term Money Market Instruments, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities, GNMA Certificates, and GNMA Graduated Payment Securities and, if the calculation is being made for S&P, Australian Corporate Bonds; provided, (i) if the determination is being made by Moody's, (x) that no more than 20% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Government and/or Australian Semi-Government Securities with a current outstanding issue size less than A$150,000,000 and/or New Zealand Government Securities with a current outstanding issue size less than NZ$150,000,000 and (y) not more than 10% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Semi-Government Securities described under item 12 of such definition and (ii) if the determination is being made for S&P, (x) that no Australian Government Securities or Australian Semi-Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than A$10,000,000 (as determined on each Quarterly Surprise Valuation Date); (y) that no New Zealand Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than NZ$10,000,000 (as determined on each Quarterly Surprise Valuation Date); and (z) that not more than 10% in the aggregate of the total Discounted Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities issued by any single issuer (except that in the case of New South Wales Treasury Corporation, such percentage shall be 25%) and that not more than 20% in the aggregate of the total Market Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities guaranteed by any single state (except that in the case of each of Victoria and New South Wales, such percentage shall be 25%). The Board of Directors shall have the authority to specify from time to time other assets as Eligible Portfolio Property if the Rating Agencies advise the Corporation in writing that the specification will not adversely affect their respective then-current ratings of the AMPS; it being understood that the components of Eligible Portfolio Property may differ between S&P and Moody's.

        "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

        "Failure to Cure" shall mean a failure by the Corporation to maintain the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, which failure is not cured by the relevant Cure Date.

        "FANMAC Certificates" are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. ("FANMAC"). FANMAC is owned partially by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payments. The securities have been rated by Australian Ratings and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

        "FHLMC" means the Federal Home Loan Mortgage Corporation created by Title III of the Emergency Home Finance Act of 1970, and includes any successor thereto.

        "FHLMC Certificate" means a mortgage participation certificate in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

        "FHLMC Multifamily Security" means a "Plan B Multifamily Security" in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first-priority mortgages on multifamily residences containing five or more units and which are designed primarily for residential use, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair, or cause the AMPS to fail to retain, the rating assigned to such AMPS by each of the Rating Agencies, as evidenced by a letter to such effect from each of the Rating Agencies.

        "FNMA" means the Federal National Mortgage Association, a United States Government-sponsored private corporation established pursuant to Title VIII of the Housing and Urban Development Act of 1968, and includes any successor thereto.

        "FNMA Certificate" means a mortgage pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by FNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

        "Forward Contract" means a contract, entered into following a Failure to Cure, between the Corporation and a commercial bank or other financial institution whose short term debt is rated at least A-l+ by S&P or whose long term debt is rated at least AA by S&P (an "Eligible Bank"), which provides that the Corporation will sell a specified amount of Australian Currency or New Zealand Currency to such Eligible Bank on a specified date for a specified amount of U.S. dollars. The date of payment in U.S. dollars shall not be later than the 30th day following the Valuation Date related to the Failure to Cure and the amount of U.S. dollars shall be sufficient to redeem all shares of AMPS required to be redeemed. On the Date of Original Issue and on each Quarterly Surprise Valuation Date thereafter, the Corporation will confirm in writing to S&P that the Corporation has a credit-line with an Eligible Bank (the "Credit Line Test"). The Credit Line Test shall be deemed to be satisfied on any date if the Corporation has delivered such confirmation to S&P on the Date of Original Issue or the most recent Quarterly Surprise Valuation Date, as the case may be.

        "GNMA" means the Government National Mortgage Association, and includes any successor thereto.

        "GNMA Certificate" means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

        "GNMA Graduated Payment Security" means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of graduated payment mortgage loans with terms up to 30 years, with payments that increase annually at a predetermined rate for up to the first five or ten years of the mortgage loan and that are secured by first-priority mortgages on one- to four-unit residences; provided that such loans shall be past the graduated payment period.

        "GNMA Multifamily Security" means a fully modified certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of fixed-rate mortgage, level pay loans with terms up to 30 years secured by first-priority mortgages on multifamily residences, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair or cause the AMPS to fail to retain the rating assigned to such AMPS by each of the Rating Agencies as evidenced by a letter to such effect from each of the Rating Agencies.

        "Holder" means a Person identified as a holder of shares of AMPS in the Stock Register.

        "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

        "Industry Category" means, as to any Corporate Bond, any of the industry categories set forth in the following table:

                        (1) Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition;

                        (2)     Automobile: Automotive Equipment,
                Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers;

                        (3) Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables;

                        (4) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil;

                        (5) Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development;

                        (6) Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating;

                        (7) Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass;

                        (8) Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies;

                        (9)     Diversified/Conglomerate Manufacturing;

                        (10)    Diversified/Conglomerate Service;

                        (11) Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution, Mining and Sales;

                        (12) Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal;

                        (13) Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology;

                        (14) Finance: Investment Brokerage, Leasing, Syndicating, Securities;

                        (15) Farming and Agriculture: Livestock, Grains, Produce, Agricultural Chemicals, Agricultural Equipment, Fertilizers;

                        (16)    Grocery: Grocery Stores, Convenience Food
                Stores;

                        (17) Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment;

                        (18) Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges;

                        (19)    Hotels, Motels, Inns and Gaming;

                        (20) Insurance: Life, Property and Casualty, Broker, Agent, Surety;

                        (21)    Leisure, Amusement, Motion Pictures,
                Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution;

                        (22) Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators;

                        (23)    Mining, Steel, Iron and Non-Precious Metals:
                Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales;

                        (24) Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling;

                        (25)    Personal, Food and Miscellaneous Services;

                        (26) Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable, Broadcasting Equipment;

                        (27) Cargo Transport: Rail, Shipping, Railroads, Rail-care Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport;

                        (28) Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom;

                        (29) Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular;

                        (30) Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes;

                        (31) Personal Transportation: Air, Bus, Rail, Car Rental; and

                        (32) Utilities: Electric, Water, Hydro Power, Gas, Diversified.

        "Initial Dividend Payment Date" has the meaning set forth in paragraph 3(b)(i) hereof.

        "Initial Dividend Period" has the meaning specified in paragraph 3(c)(i) hereof.

        "Initial Dividend Rate," with respect to each series of the AMPS, means the rate per annum specified herein applicable to the Initial Dividend Period.

        "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

        "Investment Company Act" means the Investment Company Act of 1940 (15 U.S. Code Sections 80 et seq.), as amended from time to time.

        "Investment Manager" means Aberdeen Asset Managers (CI) Limited or any successor manager to the Corporation who acts in such capacity in conformance with Section 15 of the Investment Company Act.

        "Lien" has the meaning set forth in paragraph 3(d)(iii) hereof.

        "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of whole years not greater than five years.

        "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

        "Market Value" means the amount determined with respect to specific assets of the Corporation in the manner set forth below, it being understood that Market Value shall include any interest accrued thereon but, in the case of Moody's, only if the next interest coupon on such asset is due and payable within 47 days of the Reporting Date, and that a designated Pricing Service may be used where indicated.

        (a) as to Australian Securities, the Administrator or the Custodian shall value such securities at the last trade price quoted by a designated Pricing Service if such trade price reflects a trade on, or within one local business day prior to, the Reporting Date. If no such trade price is available, the Administrator or the Custodian shall value such securities, where practicable, at the bid prices or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or Custodian if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator or the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (both of which shall be in writing or by telecopy, telex or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided to the Corporation, by two recognized securities dealers in Australia, with respect to Australian Securities, such securities dealers making a market in the applicable securities.

        (b) as to GNMA Certificates, GNMA Graduated Payment Securities, FNMA Certificates, FHLMC Certificates and FHLMC Multifamily Securities, the Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) shall value such securities as the product of (i) the aggregate unpaid principal amount of the mortgage loans evidenced by each such certificate or security, as the case may be, as of the close of business in New York City on the last Business Day prior to such Valuation Date and (ii) the lower of the bid prices for the same kind of certificate or, if not available, some other security having, as nearly as practicable, comparable interest rates and maturities, as quoted to the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein, with at least one such quotation in writing plus, (x) if the determination is being made for Moody's, accrued interest to the Valuation Date if the next interest coupon on such security is due and payable within 46 days of such Valuation Date and (y) if the determination is being made for S&P, accrued interest;

        (c) as to Australian Currency and as to Cash, demand deposits (and in the case of S&P only, bankers' acceptances) included in Short Term Money Market Instruments, the Administrator or the Custodian shall value such currency or securities as the face value thereof;

        (d) as to next Business Day repurchase agreements, the face value thereof;

        (e) as to U.S. Government Obligations, the Administrator or the Custodian shall value such securities at the bid prices quoted by a designated Pricing Service or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator, the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (at least one of which shall be in writing or by telecopy or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided for the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein; and

        (f) as to AMPS Interest Rate Swaps, the Administrator shall determine the net value of the interest rate swaps on a daily marked-to-market basis in accordance with their Valuation Procedures, as such Valuation Procedures may be amended from time by the Board of Directors of the Corporation, based on price information received from the Eligible AMPS Interest Rate Swap Counterparty.

        Without amending the Articles of Incorporation, (i) the calculation of the Market Value of an asset constituting Eligible Portfolio Property may be changed to any method recognized by the Rating Agencies from that set forth in these Articles Supplementary and (ii) a method recognized by the Rating Agencies for calculating the Market Value of any asset identified as Eligible Portfolio Property may be specified if the Rating Agencies advise the Corporation in writing that the change or specification will not adversely affect their respective then-current ratings of the AMPS.

        "Maximum Applicable Rate," with respect to AMPS, has the meaning set forth in paragraph 8(a)(vii) hereof.

        "Moody's" means Moody's Investors Service, Inc. or its successors.

        "MMSs" are mortgage-backed securities issued against mortgage pools by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company, and rated by Australian Ratings.

        "MTCs" are securities issued against specific mortgages by a trustee and are similar to "pass-through" certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

        "New Zealand Currency" means such coin or currency of the Government of the Commonwealth of New Zealand as at the time shall be legal tender for payment of public and private debts.

        "New Zealand Government Securities" means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of New Zealand with fixed maturities (i.e., no perpetuals) and, in the case of Moody's, any publicly traded security which is (i) either issued by the Government of the Commonwealth of New Zealand and is rated Aa by Moody's or is guaranteed by the Government of the Commonwealth of New Zealand, (ii) are denominated and payable in New Zealand Currency or are convertible into a security constituting Eligible Portfolio Property by Moody's, and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

        "New Zealand Securities" means New Zealand Government Securities, New Zealand semi-government securities and other securities determined from time to time in writing by the Rating Agencies.

        "1940 Act AMPS Asset Coverage Ratio" means, as of the Valuation Date, the ratio of the Fund's net assets to its senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS.

        "1940 Act AMPS Asset Coverage Requirement" means the requirement that the Corporation maintain, with respect to shares of AMPS, as of the last Friday of each month in which any shares of AMPS are Outstanding, asset coverage of at least 200% with respect to senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

        "1940 Act Cure Date," with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage Requirement (as required by paragraph 7(a) hereof) as of the last Valuation Date of each month, means the last Valuation Date of the following month.

        "NMMC Securities" are securities issued by National Mortgage Market Corporation Ltd. ("NMMC"), which include AUSSIE MACs, which are medium term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is owned partially by the Government of the State of Victoria and partially by private institutions. Both AUSSIE MACs and National Mortgage Bonds are rated by Australian Ratings.

        "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

        "Non-Payment Period" means, with respect to the AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 3(c)(i) hereof) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit funds as provided for by clauses (ii)(A) or
(ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 3(c)(i) hereof shall not constitute a "Non-Payment Period."

        "Non-Payment Period Rate" means, initially, 300% of the applicable Reference Rate provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the AMPS) advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

        "Normal Dividend Payment Date" has the meaning set forth in paragraph 3(b)(i) hereof.

        "Notice of Redemption" means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 5 hereof.

        "Notice of Revocation" has the meaning set forth in paragraph 3(c)(iii) hereof.

        "Notice of Special Dividend Period" has the meaning set forth in paragraph 3(c)(iii) hereof.

        "Offshore Banking Units" means cash deposits denominated in the currency of Australia deposited with an Australian branch of a foreign bank authorized to operate as an offshore banking unit by the Government of Australia's Australian Taxation Office which, in the case of Moody's is (i) a branch carrying the same credit rating as the parent bank, (ii) is a deposit rated at least P-1 under circumstances in which the rating of the deposit is capped at the sovereign rating ceiling of the parent bank's home country, as well as the bank deposit rating ceiling of Australia, or (iii) is a deposit held by a branch whose parent bank is rated at least Aa3/P-1 under circumstances in which the rating of the parent bank is capped at the sovereign rating ceiling of the parent bank's home country, as well as the bank deposit rating ceiling of Australia and which, to date, are limited to cash deposits with an overseas banking unit of Banque Nationale de Paris.

        "Optional Redemption Price" shall mean $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

        "Other Permitted Assets" means Australian Corporate Bonds, Australian Eurobonds, Australian Convertible or Exchangeable Eurobonds, Australian Short Term Securities, Derivatives, New Zealand Securities, FANMAC Certificates, NMMC Securities, MTCs, MMSs, ANNIE MAEs, GNMA Multifamily Securities and Corporate Bonds.

        "Outstanding" means, as of any date (i) with respect to AMPS, shares of AMPS theretofore issued by the Corporation except, without duplication, (A) any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 5(f) and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an Affiliate shall be deemed Outstanding for purposes of calculating the AMPS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Stock, has the equivalent meaning.

        "Paying Agent" means Deutsche Bank Trust Company Americas and its successors or any other paying agent appointed by the Corporation to perform the functions performed by the Paying Agent.

        "Person" means an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

        "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

        "Potential Holder" shall mean any Broker-Dealer or any such other Person as may be permitted by the Corporation, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

        "Preferred Stock" means the preferred stock of the Corporation, including the AMPS.

        "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

        "Pricing Service" shall mean any of FT Interactive, Reuters Information Services, Inc., Telerate Systems, Inc., Bloomberg L.P. or any other pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P and Moody's that such designation will not impair the rating then assigned by S&P and Moody's to the AMPS.

        "Projected Dividend Amount" for the AMPS and other Preferred Stock, if any, shall mean, if the Valuation Date is a Valuation Date, the amount of dividends, based on the number of shares of AMPS and other Preferred Stock, if any, Outstanding on such Valuation Date, projected to accumulate on such shares from the next succeeding Dividend Payment Date or Dates until the 63rd day after such Valuation Date, at the following dividend rates:

        (a) if the Valuation Date is the Date of Original Issue or a Dividend Payment Date, for the period beginning on (and including) the first following Dividend Payment Dates and ending on (and including) the 63rd day following such Valuation Date, the product of 2.40 and (x) the Maximum Applicable Rate on the Date of Original Issue (in the case of the Date of Original Issue) or (y) the Maximum Applicable Rate as of the last occurring Auction Date (in the case of any Dividend Payment Date); and

        (b) if such Valuation Date is not the Date of Original Issue or a Dividend Payment Date, (i) for the period beginning on (and including) the first following Dividend Payment Dates and ending on (but not including) the sooner of the second following Dividend Payment Date for such shares or the 64th day following such Valuation Date, the product of 2.40 and (x) the Maximum Applicable Rate on the Date of Original Issue (in the case of a Valuation Date occurring prior to the first Auction Date) or (y) the Maximum Applicable Rate on the last occurring Auction Date (in the case of any other Valuation Date), (ii) for the period, if any, beginning on (and including) the second following Dividend Payment Date and ending on (but not including) the 64th day following such Valuation Date, the product of 2.40 and the rate specified in clause (x) or
(y) above and (iii) for the period, if any, beginning on (and including) the third following Dividend Payment Date and ending on (but not including) the 64th day following such Valuation Date the product of 2.94 and the rate specified in clause (x) or (y) above.

        If the Valuation Date is not a Valuation Date, then the Projected Dividend Amount on such Valuation Date shall equal the Projected Dividend Amount therefor on the immediately Preceding Valuation Date, adjusted to reflect any decrease in the number of shares of AMPS Outstanding. The calculation of the Projected Dividend Amount may be made on bases other than those set forth above if the Rating Agencies shall have advised the Corporation in writing that the revised calculation of the Projected Dividend Amount would not adversely affect their respective then-current ratings of the AMPS.

        "Quarterly Surprise Valuation Date" means, so long as any shares of AMPS are Outstanding, any Valuation Date during the quarter ended January, April, July or October of each year.

        "Rating" means a rating assigned by S&P or Moody's to a particular security or to a particular issuer; provided, however, in the case of S&P, a particular unrated security will be deemed to have received the rating S&P has assigned to a rated debt security if S&P shall have received a letter from the President, Vice President, or Treasurer of the Corporation certifying that the unrated issue is identical to the rated issue in respect of (i) its terms, (ii) its ranking, (iii) its issuer and (iv) guarantees and any other support mechanisms provided by the issuer or any third party to enhance the credit of the rated security.

        "Rating Agencies" means Moody's and S&P or their successors so long as such rating agency is then rating the AMPS.

        "Reference Rate" means: (i) with respect to a Regular Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

        "Regular Dividend Period" means, with respect to the Series E, Series F, Series G, Series H and Series I AMPS, a Dividend Period consisting of seven days and, with respect to the Series A, Series B, Series C and Series D AMPS, a Dividend Period consisting of 28 days.

        "Reporting Date," with respect to any price referred to in the definition of the Market Value of an item of Eligible Portfolio Property, shall mean the date as of which the Market Value of such item of Eligible Portfolio Property is to be determined.

        "Repurchase Agreements" means, repurchase obligations with respect to a U.S. Government Obligation, FNMA Certificate, FHLMC Certificate or GNMA Certificate under which the Fund buys such securities from counterparties who agree to buy back such securities within one Business Day from the date such repurchase obligations were entered into where the counterparty is either (i) a depository institution the deposits of which (x) are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, (y) the commercial paper or other unsecured short term debt obligations of which are rated Prime-1 by Moody's and A-1+ by S&P, and (z) the long term debt obligations of which are rated at least A-2 by Moody's; or (ii) a broker-dealer registered as such with the Securities and Exchange Commission under the Securities Act of 1934, as amended, (x) the commercial paper or other unsecured short term debt obligation of which are rated Prime-1 by Moody's and A-1+ by S&P and (y) the long term debt obligations of which are rated at least A-2 by Moody's.

        "Request for Special Dividend Period" has the meaning set forth in paragraph 3(c)(iii) hereof.

        "Response" has the meaning set forth in paragraph 3(c)(iii) hereof.

        "S&P" means Standard & Poor's Rating Group or its successors.

        "Securities Depository" means The Depository Trust Company and any successor thereto.

        "Short Term Dividend Period" means a Dividend Period consisting of a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven and not fewer than seven or more than 364.

        "Short Term Money Market Instruments" means the following kinds of instruments, if on the date of purchase or other acquisition by the Corporation of such instrument the remaining term to maturity thereof is not more than 30 days:

        (a) demand deposits in, certificates of deposit of, and (in the case of S&P only) bankers' acceptances issued by, any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, provided that, at the time of the Corporation's investment therein, the commercial paper or other unsecured short term debt obligations of such depository institution are rated Prime-1 by Moody's and A-1+ by S&P and are issued by institutions whose long term debt obligations are rated at least A-2 by Moody's; and

        (b) commercial paper rated at the time of the Corporation's investment therein Prime-1 by Moody's and A-1+ by S&P and issued by institutions whose long term debt obligations are rated at least A-2 by Moody's; provided, however, that in the case of Moody's such commercial paper must have a maturity of 270 days or less.

        "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified number of whole years not greater than five years (in each case subject to adjustment as provided in paragraph 3(b)(i)).

        "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers.

        "Stock Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

        "Stock Register" means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

        "Subsequent Dividend Period" has the meaning specified in paragraph 3(c)(i) hereof.

        "Substitute Commercial Paper Dealers" means such substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

        "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized securities rating agency or two nationally recognized securities rating agencies, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliate or successor, in consultation with the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

        "Tender Panel" shall mean, for purposes of these Articles Supplementary, a group of financial institutions that bid to purchase an issuer's security, which makes a market for the security.

        "U.S. Government Obligations" means direct obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related

Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

        "U.S. Treasury Note Rate," on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

        "Valuation Date" means each Friday or, if such day is not a Business Day, the next preceding Business Day, provided, that the first Valuation Date may occur on any other date established by the Corporation; provided, further, that such date shall not be earlier than four Business Days prior to, and not later than, the Date of Original Issue.

        "Voting Period" has the meaning specified in paragraph 6(b) hereof.

        "Yankee Bonds" means bonds issued by foreign governments or provinces, supranational agencies or foreign corporations, offered and sold in the United States and denominated in U.S. dollars, which bonds (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, (d) have a remaining term to maturity of 30 years or less, and (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that Yankee Bonds and Corporate Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation's assets at any time shall not be subject to the provisions of this clause (e)). In addition, no debt obligation held by the Corporation shall be deemed a Yankee Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Yankee Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

                                          Column 1                    Column 2                     Column 3
                                      ----------------            -----------------           -----------------
                                                                                                   Maximum
                                                                       Maximum                 Percent of Value
                                                                  Percent of Value              of Corporation
                                                                   of Corporation             Assets, Including
                                                                  Assets, Including             Eligible Port-
                                                                   Eligible Port-              folio Property,
                                      Minimum Original             folio Property,             Invested in any
            Rating                      Issue Size of              Invested in any               One Industry
             (1)                         Each Issue                One Issuer (2)                Category (2)
-------------------------------       ----------------            -----------------           -----------------
                                       ($ in millions)
Aaa/AAA........................         $         100                         10.0%                        50.0%
Aa/AA..........................                   100                         10.0                         33.3

(1) In the event that a Yankee Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.

(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

        (b) The foregoing definitions in Paragraph 1(a) have been established by the Board of Directors of the Corporation in order to obtain a "Aa" rating from Moody's and a "AA" rating from S&P on each series of the AMPS on the Date of Original Issue of each such series and to maintain such ratings; and the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder and to add additional definitions or delete definitions if, where relevant to the rating accorded by Moody's and S&P or any Substitute Rating Agency, such agency advises the Corporation in writing that such adjustment, modification, alteration, change, addition or deletion will not adversely affect its then-current rating on the AMPS. Following the effective date of any such adjustment, modification, alteration or change, the Board of Directors of the Corporation, in its sole discretion and without a shareholder vote, may authorize, execute and file with the Maryland State Department of Assessments and Taxation a restatement of these Articles Supplementary incorporating any and all such adjustments, modifications, alterations or changes made since the last such restatement; provided that the failure to file such a restatement will in no way affect the effectiveness of any adjustment, modification, alteration or change made pursuant to this paragraph.

2.      Fractional Shares. No fractional shares of AMPS shall be issued.

3.      Dividends.

        (a) Holders of shares of AMPS shall be entitled to receive, when, as, and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum (determined as set forth below), and no more, payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Stock.

        (b)     (i)     Cash dividends on shares of AMPS shall accumulate from
the Date of Original Issue and shall be payable, when, as, and if declared by the Board of Directors commencing on the Initial Dividend Payment Date. Accumulated dividends shall be payable commencing on (A) February

14, 1989 (the 27th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series A; (B) February 22, 1989 (the 35th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series B; (C) February 28, 1989 (the 41st day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series C; (D) August 22, 1989 (the 21st day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series D; (E) January 5, 1993 (the 13th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series E; (F) January 10, 1994 (the 21st day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series F; (G) August 9, 1995 (the 13th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series G; (H) September 19, 1996 (the 9th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series H; and (I) on September 20, 1996 (the 10th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series I (hereinafter, with respect to a series of AMPS, such date is referred to as the "Initial Dividend Payment Date"). Following the Initial Dividend Payment Date, the dividends on each series of the AMPS will be payable, at the option of the Corporation, either (A) with respect to any Regular Dividend Period or any Short Term Dividend Period of 91 or fewer days, on the day next succeeding the last day thereof, (B) with respect to any Short Term Dividend Period of more than 91 and fewer than 365 days, on the 92nd day thereof, the 183rd day thereof, if any, the 274th day thereof, if any, and on the day next succeeding the last day thereof and (C) with respect to any Long Term Dividend Period, quarterly on the first day of each January, April, July and October during such Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (A), (B) or (C) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, dividends payable on such Normal Dividend Payment Date shall be paid on the first Business Day succeeding such Normal Dividend Payment Date. The Initial Dividend Periods, Regular Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."(i)

                (ii) Each dividend shall be paid to Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.

        (c)     (i)     During the period from and including the Date of
Original Issue to, but excluding, the Initial Dividend Payment Date (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. The Applicable Rate (A) for the Auction Market Preferred Stock, Series A shall be 9.4% per annum for the Initial Dividend Period; (B) for the Auction Market Preferred Stock, Series B shall be 9.4% per annum for the Initial Dividend Period; (C) for the Auction Market Preferred Stock, Series C shall be 9.4% per annum for the Initial Dividend Period; (D) for the Auction Market Preferred Stock, Series D shall be 9.125% per annum for the Initial Dividend Period; (E) for the Auction Market Preferred Stock, Series E shall be 4.125% per annum for the Initial Dividend Period; (F) for the Auction Market Preferred Stock, Series F shall be 3.5% per annum for the Initial Dividend Period; (G) for the Auction Market Preferred Stock, Series G shall be 5.875% per annum for the Initial Dividend Period; (H) for the Auction Market Preferred Stock, Series H shall be 5.35% per annum for the Initial Dividend Period; and (I) for the Auction Market Preferred Stock, Series I shall be 5.35% per annum for the Initial Dividend Period. Commencing on the Initial Dividend Payment Date, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent

Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures.

        The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a Regular Dividend Period. Any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Divided Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by
360. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

                (ii) The amount of cash dividends per share of AMPS payable (if declared) on each Dividend Payment Date of each Regular Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such share was outstanding and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of dividends per share payable on any Dividend Payment Date shall be computed on the basis of a year consisting of twelve 30-day months.

                (iii) With respect to each Dividend Period that is a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for the AMPS be a number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven or more than 364 in the case of a Short Term Dividend Period or a number of whole years not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that for any Auction occurring after the initial Auction, the Corporation may not give a Request for Special Dividend Period (and any such request shall be null and void) unless the Corporation has received written confirmation from Moody's and S&P that such action would not impair the ratings then assigned to the AMPS by Moody's and S&P and unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the fourth day but not more than seven days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the 14th day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a "Response") of such determination by no later than the third day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider
        (A) existing short term and long term market rates and indices of such short term and long term rates, (B) existing market supply and demand for short term and long term securities, (C) existing yield curves for short term and long term securities comparable to the AMPS, (D) industry and financial conditions which may affect the AMPS, (E) the investment objective of the Corporation, and (F) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Corporation and the Auction Agent a Response by such third day or if the Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may by no later than the second day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (A) the duration of the Special Dividend Period, (B) the Optional Redemption Price as specified in the related Response and
        (C) the Specific Redemption Provisions, if any, as specified in the related Response. The Corporation shall not give a Notice of Special Dividend Period or, if the Corporation shall have already given a Notice of Special Dividend Period, the Corporation is required to give telephonic and written notice (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Corporation shall fail to maintain the AMPS Basic Maintenance Amount on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such special Dividend Period the dividend rate which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that in calculating the aggregate Discounted Value of Eligible Portfolio Property, the Moody's exposure period shall be deemed to be one week longer than the period utilized to produce the discount factors assigned by Moody's under the definition of Discount Factors found in paragraph 1(a), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) of the prior sentence or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period for the AMPS, the next succeeding Dividend Period for that series will be a Regular Dividend Period. In addition, in the event Sufficient Clearing bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a Regular Dividend Period and the Corporation may not again give a Notice of Special Dividend Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Regular Dividend Period.

        (d)     (i)     Holders shall not be entitled to any dividends, whether
payable in cash, property or stock, in excess of full cumulative dividends and applicable late charge, as herein provided, on the shares of AMPS. Except for the late charge payable pursuant to paragraph 3(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.(i)

                (ii) For so long as any share of AMPS is Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of AMPS as to dividends and upon liquidation), unless, in each case, immediately thereafter, (A) the AMPS Basic Maintenance Amount would be met, (B) the 1940 Act AMPS Assets Coverage Requirement would be met, (C) all mandatory redemptions of shares of Preferred Stock pursuant to paragraph 5(b) hereof have been completed, and (D) all accumulated and unpaid dividends for all past dividend periods for all Preferred Stock shall have been or are contemporaneously paid in full (or declared and sufficient Deposit Securities have been set apart for their payment). Prior to the payment of any such dividend or other distribution, the Corporation will provide the Auction Agent and the Rating Agencies with an AMPS Basic Maintenance Report (which may be the regular weekly report) and a certificate demonstrating compliance with the foregoing conditions.

                (iii) For so long as any shares of AMPS are Outstanding, the Corporation shall not create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind (collectively "Liens") upon any of its Eligible Portfolio Property, except for (A) Liens the validity of which are being contested in good faith by appropriate proceedings, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered by the Auction Agent in connection with the AMPS, and (D) Liens otherwise incurred in connection with borrowings made in the ordinary course of business in accordance with the Corporation's stated investment objective, policies and restrictions.

                (iv) Any dividend payment made on the shares of AMPS shall first be credited against the dividends accumulated with respect to the earliest Dividend Period for which dividends have not been paid.

                (v) For so long as the AMPS shall be rated by S&P or Moody's, the Corporation shall not:

                        (A) issue any other series or class of stock which is senior to the AMPS;

                        (B) issue any series or class of stock which is on a parity with the shares of AMPS unless it has been advised in writing by the Rating Agencies that such issuance will not adversely affect their respective then-current ratings of the AMPS; or

                        (C) engage in short sales or reverse repurchase agreements.

        (e) Not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date, the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to pay the dividends that are payable on such Dividend Payment Date. The Corporation may direct the Paying Agent with respect to the investment of any such Deposit Securities, provided that the proceeds of any such investment will be available at the opening of business on such Dividend Payment Date in immediately available funds.

        (f) The Board of Directors, or any duly authorized committee thereof, may make or change allocations of income and/or any designation of sources with respect to dividends declared on the AMPS, if, in its sole judgment, it deems it advisable to do so for the purpose of maintaining the qualification of the Corporation as a regulated investment company for federal income tax purposes and/or to avoid tax consequences which, in the sole judgment of the Board of Directors, would be adverse to the Corporation or its shareholders.

4.      Liquidation Rights.

        (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of shares of AMPS shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock of the Corporation ranking junior to the AMPS as to liquidation payments, the sum of $25,000 per share, plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Corporation, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

        (b) If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of AMPS shall be insufficient to permit the payment in full of such Holders of the amounts to which they are entitled, then such available assets shall be distributed among the Holders of shares of Preferred Stock, including the AMPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

        (c) Neither the consolidation or merger of the Corporation with or into any other corporation or entity, nor the sale, lease or exchange by the Corporation of all, substantially all, or any part of the property or assets of the Corporation, shall be deemed or construed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4.

5.      Redemption.

        Shares of the AMPS shall be redeemable by the Corporation as provided below:

        (a) To the extent permitted under the Investment Company Act and Maryland law, the Corporation at its option, upon filing with the Commission, mailing and publishing a Notice of Redemption as described in paragraph 5(e) hereof, may redeem shares of AMPS, in whole or in part, on the next succeeding scheduled Dividend Payment Dates for those shares of AMPS called for redemption, out of funds legally available therefor, at the Optional Redemption Price per share, provided that no share of AMPS may be redeemed at the option of the Corporation during a Non-Call Period to which such share is subject. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 5 unless, at the time of giving such Notice of Redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders of shares of AMPS by reason of the redemption of their shares on such redemption date.

        (b) The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price, shares of AMPS to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Board of Directors applicable to those shares of AMPS called for redemption, if the Corporation fails to maintain the AMPS Basic Maintenance Amount or 1940 Act AMPS Asset Coverage Requirement, as the case may be, and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (hereinafter respectively referred to as a "Cure Date"), as the case may be, as reflected in an AMPS Basic Maintenance Report delivered to the Auction Agent and the Rating Agencies and confirmed by the Corporation's Independent Accountants. The number of shares of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Stock the redemption of which would have such result, all shares of AMPS together with all shares of other Preferred Stock subject to redemption or retirement then Outstanding shall be redeemed), and
(ii) the maximum number of shares of AMPS, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to be redeemed which would result in the achievement of (x) the 1940 Act AMPS Asset Coverage Requirement, and (y) the AMPS Basic Maintenance Amount, pro rata, among the AMPS and any other Preferred Stock, subject to redemption pursuant to provisions similar to those contained in this paragraph 5(b); provided that, shares of AMPS which may not be redeemed at the option of the Corporation due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Corporation shall effect such redemption on a Business Day which is not later than 30 days (45 days in the case of Series A, Series B, Series C and Series D) after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to such 30th day (45th days in the case of Series A, Series B, Series C and Series D) after such Cure Date, the Corporation shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

        (c) Notwithstanding any other provision of this paragraph 5, no shares of AMPS may be redeemed other than as specified below, unless (i) all accumulated and unpaid dividends on all Outstanding shares of AMPS and all remaining Outstanding shares of other Preferred Stock for all past dividend periods shall have been or are contemporaneously paid or declared and Deposit Securities maturing on or prior to the date fixed for redemption are set apart for the payment of such dividends and (ii) if redemption thereof would result in the Corporation's failure to maintain the 1940 Act AMPS Asset Coverage Requirement and the AMPS Basic Maintenance Amount; provided, however, that the Corporation without regard to such limitations, (x) may redeem, purchase or otherwise acquire shares of AMPS (A) with other Preferred Stock as a whole, pursuant to an optional redemption or (B) pursuant to a purchase or exchange offer made for all of the Outstanding shares of AMPS and other Preferred Stock, and (y) shall redeem, purchase or otherwise acquire shares of AMPS with other Preferred Stock as a whole if required pursuant to a mandatory redemption, to the extent permitted under the Investment Company Act, Maryland law and the Articles of Incorporation. In the event that less than all the outstanding shares of AMPS are to be redeemed and there is more than one Holder, the shares of AMPS to be redeemed shall be selected by lot, on a pro rata basis, or in such other manner as will not discriminate unfairly against any record holder of shares of such AMPS.

        (d) So long as the AMPS shall be rated by Moody's, the Corporation shall, by the fifth Business Day after a Failure to Cure, be required to hold an amount, composed of Cash or any other asset constituting Eligible Portfolio Property which has a Moody's Discount Factor as of such fifth Business Day of
1.000 and which matures prior to the date set for redemption which has an aggregate Discounted Value at least equal to the redemption payment for the shares of AMPS to be redeemed; provided, however that this obligation may be satisfied by depositing Cash in trust as contemplated by paragraph 5(f) below; and provided further that the Corporation shall sell assets prior to such fifth Business Day if necessary to meet the requirements of this paragraph (d), it being understood that in no event shall it sell any asset prior to maturity which had a Moody's Discount Factor of 1.000 measured as of the last Valuation Date on which the AMPS Basic Maintenance Amount was met if it would be necessary to utilize such asset in order to make any redemption payment contemplated by this paragraph 5.

        (e) Whenever shares of AMPS are to be redeemed, the Corporation shall, not less than five nor more than 30 days prior to the applicable redemption date, file with the Commission as required under the Investment Company Act, a written notice of redemption (a "Notice of Redemption"). The Notice of Redemption shall be (i) mailed by first-class mail, postage prepaid or sent by facsimile transmission, to each Holder of shares of AMPS to be redeemed, and (ii) published by the Corporation in an Authorized Newspaper, not fewer than 15 nor more than 20 days prior to such redemption date. Not fewer than five nor more than 10 days before such mailing date, the Corporation shall mail the Notice of Redemption to the Paying Agent. Each Notice of Redemption shall state
(A) the series of AMPS or other Preferred Stock to be redeemed, (B) the redemption date, (C) the redemption price, (D) the place or places where such AMPS are to be surrendered for payment of the redemption price, (E) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, (F) the provision of these Articles Supplementary under which the redemption is being made, (G) if less than all the Outstanding shares of AMPS are to be redeemed, the number of shares to be redeemed and the basis upon which the shares to be redeemed are to be selected, and (H) the CUSIP number or numbers of the shares to be redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

        (f) If the Corporation shall give a Notice of Redemption, then by 12:00 noon, New York City time, on the Business Day next preceding the date fixed for redemption the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to redeem the shares of AMPS to be redeemed. In such event the Corporation shall give the Paying Agent irrevocable instructions and authority to pay the redemption price to the Holders of the shares of AMPS called for redemption upon the redemption date. The Corporation may direct the Paying Agent with respect to the investment of any Deposit Securities so deposited provided that the proceeds of any such investment will be available at the opening of business on such redemption date. The Deposit Securities deposited with the Paying Agent pursuant to the immediately preceding sentence and the shares of AMPS to be redeemed and funds deposited with a paying agent with irrevocable instructions to pay the redemption price with respect to any other shares of Preferred Stock for which a notice of redemption has been duly given shall be excluded from the calculation of the AMPS Basic Maintenance Amount, the 1940 Act AMPS Asset Coverage Ratio, and the 1940 Act AMPS Asset Coverage Requirement. Upon the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making payment of the redemption price), all rights of the Holders of the shares of AMPS so called for redemption shall cease and terminate except the right of the Holders thereof to receive the redemption price thereof inclusive of accumulated but unpaid dividends, but without any interest, and such shares shall no longer be deemed Outstanding for any purpose. The Corporation shall be entitled to receive, promptly after the date fixed for redemption, any cash in excess of the aggregate redemption price of the shares of AMPS called for redemption on such date and any remaining Deposit Securities. Any assets so deposited which are unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of AMPS so called for redemption shall look only to the Corporation for payment thereof. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the Deposit Securities so deposited.

        (g) Shares of AMPS that have been redeemed, purchased or otherwise acquired by the Corporation may not be reissued, shall not be deemed Outstanding, and shall be retired and cancelled.

        (h) In addition to redemption rights expressly established under these Articles Supplementary, the Corporation may repurchase shares of AMPS to the extent now or hereafter permitted by the laws of the State of Maryland and by the Investment Company Act.

        (i) If the Corporation shall not have funds legally available for the redemption of all the shares of the AMPS to be redeemed on any redemption date (or is otherwise legally unable to effect such redemption), the Corporation shall redeem on such redemption date the number of shares of AMPS as it shall be legally able to redeem, ratably from each Existing Holder whose shares are to be redeemed and the remainder of the shares of the AMPS required to be redeemed shall be redeemed, as provided in paragraph 5(b) above.

6.      Voting Rights.

        (a) General. Each holder of AMPS shall be entitled to one vote for each share held on each matter on which the holders of the AMPS are entitled to vote and, except as otherwise provided in the Articles of Incorporation, the By-Laws, these Articles Supplementary or by law, the holders of the AMPS and the Common Stock shall vote together as one class on all matters submitted to the shareholders; provided, however, that at any meeting of shareholders of the Corporation at which directors are to be elected, the holders of Preferred Stock of all series, voting separately as a single class, shall be entitled to elect two members of the Board of Directors, and the holders of Common

Stock, voting separately as a single class, shall be entitled to elect the balance of the members of the Board of Directors.

        (b)     Right to Elect Majority of Board of Directors.

                (i) During any period in which (A) dividends on any Outstanding Preferred Stock of any series shall be due and unpaid in an amount equal to two full years' dividends; or (B) the Corporation fails to redeem any shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above or that would have been so redeemed but for the requirement that redemption be made out of legally available funds, or (C) holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation (the "Voting Period"), the number of directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors so increased; and at a special meeting of shareholders, which shall be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Stock of all series voting separately as a single class shall be entitled to elect the smallest number of additional directors of the Corporation who, together with the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors of the Corporation so increased. The terms of office of the persons who are directors at the time of that election shall continue.

                (ii) If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all Outstanding shares of Preferred Stock of all series for all past dividend periods and if the Corporation has remedied any failure to redeem shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above, and holders of no other series of Preferred Stock are entitled to elect a majority of the directors of the Corporation, the Voting Period and the voting rights stated in this paragraph 6(b) shall cease, and the terms of office of all additional directors elected by the holders of Preferred Stock (but not of the directors elected by the holders of Common Stock or the two directors regularly elected by the holders of Preferred Stock as provided in paragraph 6(a)) shall terminate automatically, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in clauses (A), (B) or
        (C) of paragraph 6(b)(i).

        (c)     Voting Procedures.

                (i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect directors pursuant to paragraph 6(b), the Corporation shall call a special meeting of, and mail a notice to, such holders of shares of Preferred Stock. Such special meeting shall be held not less than 10 nor more than 80 days after the date of mailing of such notice. If the Corporation fails to send such notice, the meeting may be called by any holder of shares of Preferred Stock on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is given. At any such special meeting and at each meeting at which directors are elected held during a Voting Period, the holders of shares of Preferred Stock, voting together as a class (to the exclusion of the holders of shares of Common Stock), shall be entitled to elect the number of directors prescribed in paragraph 6(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of Preferred Stock, present in person or by proxy or any officer of the Corporation present entitled to preside or act as Secretary of such meeting shall have the power to adjourn the meeting without further notice to a date not more than 120 days after the original record date for such meeting.

                (ii) For purposes of determining any rights of the holders of shares of Preferred Stock to vote on any matter, whether such right is created by the Articles of Incorporation, these Articles Supplementary, by statute or otherwise, only Holders of shares of Outstanding Preferred Stock shall be entitled to vote.

                (iii) The directors elected by the holders of shares of Preferred Stock pursuant to paragraph 6(b) shall (subject to the provisions of any applicable law) be subject to removal only by the vote of the holders of two-thirds of the shares of Preferred Stock Outstanding. Any vacancy on the Board of Directors occurring by reason of such removal or otherwise (in the case of directors subject to election by the holders of shares of Preferred Stock) may be filled only by a majority of the remaining directors (or the remaining director) who were elected by the holders of shares of Preferred Stock. If no such directors remain after such removal, such vacancy may be filled only by the vote of the holders of at least two-thirds of the shares of Preferred Stock Outstanding. Any other vacancy on the Board of Directors during a Voting Period shall be filled as provided in the Corporation's Articles of Incorporation or By-Laws.

                (iv) At any time when the holders of shares of Preferred Stock become entitled to elect additional directors pursuant to paragraph 6(b), the maximum number of directors fixed by the By-Laws of the Corporation or otherwise shall automatically be increased by the number of such additional directors if required; and at such time as the holders of shares of Preferred Stock shall no longer be entitled to elect directors pursuant to paragraph 6(b), such exact number shall automatically be decreased by the number by which they were increased by reason of this provision.

        (d) Corporate Acts. So long as any shares of AMPS are Outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, other than the authorization, creation or issuance of other series of AMPS or increase the authorized amount of AMPS or any other Preferred Stock, (ii) amend, alter or repeal the provisions of the Articles of Incorporation so as to materially and adversely affect any of the contract rights expressly set forth in the Articles of Incorporation of holders of shares of AMPS or any other Preferred Stock, or
(iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of any such indebtedness, provided, however, that the Corporation may authorize the issuance of indebtedness for borrowed money, for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS Outstanding at any one time without any such consent or approval, provided that, with or without the consent or approval of the holders, such action would not result in the lowering of the then-current rating of the shares of AMPS by the Rating Agencies (as evidenced in writing by the Rating Agencies); provided that any increase in the amount of the authorized AMPS or the creation and issuance of other series of Preferred Stock, or any increase in the amount of authorized shares of such series or of any other series of Preferred Stock, in each case ranking on a parity with or junior to the AMPS will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Corporation not to satisfy the 1940 Act AMPS Asset Coverage Requirement or the AMPS Basic Maintenance Amount. To the extent permitted under the Investment Company Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which materially and adversely affects the contract rights expressly set forth in the Articles of Incorporation of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Articles of Incorporation, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will, in each case, be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

        The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all Outstanding shares of AMPS shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

        (e) Exclusive Remedy. Unless otherwise required by law, the Holders shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the shares of AMPS or the Corporation fails to redeem any shares of AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 6. In no event shall the Holders have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

        (f) Notification to Rating Agencies. In the event a vote of Holders of AMPS is required pursuant to the provisions of Section 13(a) of the Investment Company Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify the Rating Agencies that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the vote is taken, notify S&P and Moody's of the result of such vote.

7.      Asset Coverage.

        (a)     1940 Act AMPS Asset Coverage Requirement.

        The Corporation shall maintain, as of the last Valuation Date of each month in which any share of AMPS is Outstanding, the 1940 Act AMPS Asset Coverage Requirement. The calculation of the 1940 Act AMPS Asset Coverage Ratio shall be included in each AMPS Basic Maintenance Report.

        (b)     AMPS Basic Maintenance Amount.

                (i) For so long as any shares of AMPS are Outstanding, the Corporation will maintain, on each Valuation Date, as evidenced by the completion of an AMPS Basic Maintenance Report, Eligible Portfolio Property having an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, each as of such Valuation Date. Upon any failure to maintain the AMPS Basic Maintenance Amount, the Corporation will use its best efforts to alter the composition of its portfolio so as to satisfy such test on or prior to the AMPS Basic Maintenance Cure Date.

                (ii) On or before 10:00 A.M., New York City time, on the fourth Business Day after (A) the Date of Original Issuance, (B) each Quarterly Surprise Valuation Date thereafter, (C) any Valuation Date on which the Corporation shall fail to meet the AMPS Basic Maintenance Amount, (D) any Valuation Date on which it cures its failure to satisfy the AMPS Basic Maintenance Amount, (E) any Valuation Date on which it fails to meet the AMPS Basic Maintenance Amount by 25% or more, or (F) any Valuation Date as may be specified by S&P, the Corporation shall complete and deliver to Moody's and S&P and the Auction Agent, in the case of clauses (A) and (B) and to the relevant Rating Agency, in the case of clauses (C) - (F), an AMPS Basic Maintenance Report as of the relevant Valuation Date. All such AMPS Basic Maintenance Reports shall be deemed to have been delivered to Moody's, S&P or the Auction Agent upon receipt of a copy or telecopy or other electronic transcription thereof if on the same day the Corporation mails the AMPS Basic Maintenance Report for delivery on the next possible Business Day. A failure by the Corporation to deliver an AMPS Basic Maintenance Report as contemplated by this paragraph 7(b)(ii) shall be deemed to be delivery of an AMPS Basic Maintenance Report indicating a failure to satisfy the AMPS Basic Maintenance Amount.

                (iii) Within seven Business Days after the required date of delivery of the initial AMPS Basic Maintenance Report or any AMPS Basic Maintenance Report delivered with respect to a Quarterly Surprise Valuation Date in accordance with paragraph 7(b)(ii) above, the Corporation shall deliver to the Auction Agent and the Rating Agencies a report or reports (the "Accountant's Confirmation") reviewing the portfolio calculations, prepared by the Corporation's Independent Accountants, relating to such AMPS Basic Maintenance Report substantially to the effect that (A) the Independent Accountants have read such AMPS Basic Maintenance Reports (each, a "Report"); (B) with respect to the 1940 Act AMPS Asset Coverage Ratio and the AMPS Basic Maintenance Amount, the result of the calculations set forth in each Report have been recalculated and are numerically correct; (C) with respect to the excess or deficiency of the aggregate Discounted Value of the Eligible Portfolio Property amount when compared to the AMPS Basic Maintenance Amount, the results of the calculation set forth in each Report have been recalculated and are numerically correct; (D) with respect to (x) any trade price, bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has compared the price used in such Report to the trade price, the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees; (y) with respect to the lower of two bid prices provided to the Corporation for purposes of valuing securities in the portfolio, the Independent Accountants have compared the price used in each Report with the lower of the two bid prices listed in the Report and verified that such information agrees (in the event such information does not agree, the Independent Accountants will provide a listing in their report of such differences); and (E) that the assets listed in each Report conform with the definition of Eligible Portfolio Property. If any letter reviewing the portfolio calculations delivered pursuant to this paragraph shows that an error was made in an AMPS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Portfolio Property was determined by the Independent Accountants, the calculation or determination made by such Independent Accountants shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall promptly amend the AMPS Basic Maintenance Report and deliver the amended AMPS Basic Maintenance Report to the Auction Agent, S&P and Moody's.

                (iv) For so long as shares of AMPS are rated by Moody's, in managing the Corporation's portfolio, the Investment Manager will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Investment Manager, the effect of any such alteration would be to cause the Corporation to have Eligible Portfolio Property with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Eligible Portfolio Property exceeded the AMPS Basic Maintenance Amount by 25% or less, the Investment Manager will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Eligible Portfolio Property unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Eligible Portfolio Property would exceed the AMPS Basic Maintenance Amount.

        (c)     Calculation of AMPS Basic Maintenance Amount; Accounting
Treatment.

                (i) Eligible Portfolio Property of the Corporation shall be determined on an accrual basis in accordance with customary practice under which Eligible Portfolio Property purchased and not yet received are so reflected as Eligible Portfolio Property.

                (ii) Dividends on the Common Stock which are payable in Common Stock shall, after the effective date of any election by a holder of Common Stock to receive such dividend, be excluded from current liabilities.

                (iii) Withholding taxes with respect to interest earned on any asset of the Corporation if such interest is not included in Eligible Portfolio Property, shall be excluded from current liabilities.

                (iv) With respect to Eligible Portfolio Property sold by the Corporation as of or prior to the Valuation Date, the Market Value of such property will be reflected in Eligible Portfolio Property and will be discounted at the appropriate Discount Factor, provided, however, that if the determination is being made by Moody's, the sales price of such property will be reflected as Cash or Australian Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date) and trades generating the receivable are (A) settled through clearing house firms with respect to which the issuer has received prior authorization from Moody's or (B) with counterparties having a long term rating by Moody's of at least Baa3 and if the determination is being made for S&P, the sales price of such property will be reflected in Cash or Australian Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date).

        (d)     Other Permitted Assets.

                (i) In addition to Eligible Portfolio Property, the Corporation may own Other Permitted Assets and may also own other securities, if the inclusion of any such type of other securities is deemed by the Board of Directors to be in the best interest of the Corporation.

                (ii) Other Permitted Assets and such other securities may be included in Eligible Portfolio Property if the Rating Agencies have advised the Corporation in writing that the inclusion of such Other Permitted Assets or other securities in Eligible Portfolio Property would not adversely affect their respective then-current ratings of the shares of AMPS.

                (iii) The Fund may engage in transactions in Derivatives, subject to any limitations imposed by the Rating Agencies. Derivatives may be included in a Rating Agency's Eligible Portfolio Property if such Rating Agency has advised the Corporation in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS. With respect to options, the Fund may purchase and sell (write) options, subject to any limitations imposed by the Rating Agencies.

8.      Auction Procedures.

        (a)     Certain Definitions.

        As used in this paragraph 8, the following terms shall have the following meanings, unless the context otherwise requires:

                (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this paragraph 8.

                (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

                (iii) "Available AMPS" shall have the meaning specified in paragraph 8(d)(i) below.

                (iv) "Bid" shall have the meaning specified in paragraph 8(b)(i) below.

                (v) "Bidder" shall have the meaning specified in paragraph 8(b)(i) below.

                (vi) "Hold Order" shall have the meaning specified in paragraph 8(b)(i) below.

                (vii) "Maximum Applicable Rate" for any Dividend Period will be the greater of (A) the Applicable Percentage of the Reference Rate on the date of such Auction or (B) the Applicable Spread plus the Reference Rate on the date of such Auction. The Applicable Percentage and the Applicable Spread will be determined as set forth below based on the lower of the credit rating or ratings assigned on such date to the AMPS by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, the percentage will be based on such rating).

                            Credit Ratings
        ------------------------------------------------------   Applicable Percentage of       Applicable Spread Plus
             Moody's                      S&P                         Reference Rate                Reference Rate
        --------------------------------------------------------------------------------------------------------------
        "aa3" or higher               AA- or higher                         200%                        200 bps
        "a3" to "a1"                  A- to A+                              210%                        210 bps
        "baa3" to "baa1"              BBB- to BBB+                          300%                        300 bps
        Below "baa3"                  Below BBB-                            325%                        325 bps

        The Corporation shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or if neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

                (viii) "Order" shall have the meaning specified in paragraph 8(b)(i) below.

                (ix) "Sell Order" shall have the meaning specified in paragraph 8(b)(i) below.

                (x) "Submission Deadline" shall mean 12:30 P.M. for Series A, Series B, Series C Series D and Series E, and 1:00 P.M. for Series F, Series G, Series H and Series I, New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

                (xi) "Submitted Bid" shall have the meaning specified in paragraph 8(d)(i) below.

                (xii) "Submitted Hold Order" shall have the meaning specified in paragraph 8(d)(i) below.

                (xiii) "Submitted Order" shall have the meaning specified in paragraph 8(d)(i) below.

                (xiv) "Submitted Sell Order" shall have the meaning specified in paragraph 8(d)(i) below.

                (xv) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 8(d)(i) below.

                (xvi) "Winning Bid Rate" shall have the meaning specified in paragraph 8(d)(i) below.

        (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

                (i) Unless otherwise permitted by the Corporation, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

                        (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                                (1)     the number of Outstanding shares, if
                        any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                                (2)     the number of Outstanding shares, if
                        any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                                (3)     the number of Outstanding shares, if
                        any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                        (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

                For the purposes hereof, the communications by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, or the communications by a Broker-Dealer on behalf of a Beneficial Owner or Potential Beneficial Owner to the Auction Agent, of information referred to in clause (A) or
                (B) of this paragraph 8(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account and each Broker-Dealer placing an Order on behalf of a Beneficial Owner or Potential Beneficial Owner, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 8(b)(i) or clause (C) of paragraph 8(b)(ii) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 8(b)(i) is hereinafter referred to as a "Bid;" and an Order containing the information referred to in clause (A)(3) of this paragraph 8(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

                (ii)    (A)     A Bid by an Existing Holder shall constitute an
        irrevocable offer to sell:

                                (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                                (2)     such number or a lesser number of
                        Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                                (3) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                        (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                                (1) the number of Outstanding shares of AMPS specified in such Sell Order; or

                                (2)     such number or a lesser number of
                        Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                        (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                                (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                                (2)     such number or a lesser number of
                        Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

        (c)     Submissions of Orders by Broker-Dealers to Auction Agent.

                (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each
        Order:

                        (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

                        (B) the aggregate number of Outstanding shares of AMPS that are the subject of such Order;

                        (C)     to the extent that such Bidder is an Existing
                Holder:

                                (1)     the number of Outstanding shares, if
                        any, of AMPS subject to any Hold Order placed by such Existing Holder;

                                (2)     the number of Outstanding shares, if
                        any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                                (3)     the number of Outstanding shares, if
                        any, of AMPS subject to any Sell Order placed by such Existing Holder; and

                        (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

                (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

                (iii) If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

                        (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;

                        (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 8(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 8(c)(iv)(A) above and of the foregoing portion of this paragraph 8(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 8(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                        (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 8(c)(iv)(A) and Bids referred to in paragraph 8(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

                (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

                (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

        (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

                        (A) the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

                        (B) from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                                (1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate; and

                                (2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders.

                If such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), then "Sufficient Clearing Bids" exist; and

                        (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                                (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                                (2)     each Submitted Bid from Potential
                        Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling those Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

                (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 8(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                                (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

                                (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

                        (C) if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 90% of the Reference Rate on the date of the Auction.

        (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

        Based on the determinations made pursuant to paragraph 8(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 8(e)(iii) and paragraph 8(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                        (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

                        (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

                        (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids;

                        (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS ("Remaining Shares") equal to the excess of Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B) and paragraph 8(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction, the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                        (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids, but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B), paragraph 8(e)(i)(C) and paragraph 8(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bids and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

                (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 8(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                        (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

                        (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and

                        (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, thus requiring each such Existing Holder to sell shares of AMPS that are the subject of such Submitted Bid or Submitted Sell Order, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(ii)(A) and paragraph 8(e)(ii)(B) by
                (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

                (iii) If, as a result of the procedures described in paragraph 8(e)(i) or paragraph 8(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by an Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

                (iv) If, as a result of the procedures described in paragraph 8(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

                (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.

        (f) Force Majeure. Notwithstanding any other provision of these Articles Supplementary, in the event that an Auction does not occur on an Auction Date because of any act of God, strike, riot, act of war, act of terrorism, equipment failure, power failure or damage or other causes reasonably beyond the control of the Corporation or the Auction Agent, each Existing Holder as of such Auction Date will continue to hold the shares of AMPS held by such Existing Holder until the next Auction Date. The Applicable Rate for any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall be the same Applicable Rate as applied during the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of this paragraph 8(f). Any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall consist of the same number of days as the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of this paragraph 8(f).

9.      Miscellaneous.

        (a) To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification which does not materially and adversely affect the rights of Beneficial Owners of shares of AMPS and if such inconsistency or ambiguity reflects an incorrect provision hereof then the Board of Directors may authorize the filing of a Certificate of Amendment or a Certificate of Correction, as the case may be.

        (b) A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in paragraph 8 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or Broker-Dealer (acting on its own behalf or on behalf of a Beneficial Owner), if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Corporation. All of the Outstanding shares of AMPS shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

        (c) The Corporation will exercise its best efforts to maintain an Auction Agent pursuant to an agreement containing terms not materially less favorable to the Corporation than the terms of the Auction Agent Agreement first entered into by the Corporation pursuant to the resolutions adopted by the Board of Directors on December 13, 1988.

        (d) The Corporation will use its best efforts to maintain a rating of the AMPS from each of the Rating Agencies.

        (e) All notices or communications, unless otherwise specified in the By-laws of the Corporation or the Articles Supplementary, will be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice will be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

10.     Notice and Amendments

        In addition to the authority given the Board of Directors to from time to time, adjust, modify, alter, change, add to or delete certain definitions and related terms set forth in paragraph 1(a) as contemplated by paragraph 1(b) hereof and the authority given the Corporation to interpret the provisions of paragraph 8 as contemplated by paragraph 9(a), the Board of Directors of the Corporation shall have the authority to amend, adjust, modify, alter or change the terms of the Articles Supplementary establishing the Series A through I AMPS also without shareholder approval to reflect changes required in connection with the creation of one or more additional series of Auction Market Preferred Stock of the same class as the Series A through I AMPS; provided, however, that no such additional series shall have any rights or preferences upon liquidation as to payments of dividends or conditions of redemption or voting power which are superior to the rights and conditions applicable to the Series A through I AMPS, it being intended that every series of Auction Market Preferred Stock issued by the Corporation is to constitute a series of the same class for purposes of the Investment Company Act.

                                     * * * *

        FIFTH: The foregoing Articles of Amendment and Restatement have been approved by a majority of the Corporation's thirteen (13) Directors, and the names of the Corporation's current thirteen (13) Directors are as follows: Anthony E. Aaronson, David L. Elsum, Martin J. Gilbert, Beverley Hendry, Howard Knight, P. Gerald Malone, Neville J. Miles, Peter J. O'Connell, William J. Potter, Peter D. Sacks, Anton E. Schrafl, John T. Sheehy and Brian M. Sherman; and

        SIXTH: The foregoing Articles of Amendment and Restatement have been advised by the Board of Directors of the Corporation and approved by the stockholders; and

        SEVENTH: The name and address of the Corporation's resident agent in the State of Maryland is The Corporation Trust Incorporated, whose current principal address is 300 East Lombard St., Baltimore, Maryland 21202; and

        EIGHTH: The Corporation's current business address is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102.

        NINTH: These Articles of Amendment and Restatement do not increase the total number of shares of stock of all classes which the Corporation has the authority to issue, the number of shares of each class or the par value of the shares of any class; and

        TENTH: The preferences, the conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption are amended and restated to reflect the current practices of the Corporation and may be found in paragraphs Designation, 3, 6, 3, 3, Designation and 5, respectively of the Articles of Amendment and Restatement; and

        ELEVENTH: These Articles of Amendment and Restatement shall become effective when accepted for filing by the Maryland State Department of Assessments and Taxation.

        IN WITNESS WHEREOF, Aberdeen Asia-Pacific Income Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President, Hugh Young, and its Assistant Secretary, Sander M. Bieber, on ______ 2003.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.


By:                                           Attest:
   ------------------------                          -----------------------
        Hugh Young                                   Sander M. Bieber
        President                                    Assistant Secretary

        THE UNDERSIGNED, President of Aberdeen Asia-Pacific Income Fund, Inc., who executed on behalf of said Corporation the foregoing Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Amendment and Restatement to be the corporate act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                     By:
                                                        ------------------------
                                                             Hugh Young
                                                             President

                                      PROXY

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders -- March 20, 2003

The undersigned stockholder of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey on Thursday March 20, 2003, at 3:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.


The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director (Proposal 1), "FOR" Proposal 3, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     -----------------------------------------------------------------------
               PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?


----------------------------                        ----------------------------

----------------------------                        ----------------------------

----------------------------                        ----------------------------


Instructions for Authorizing Your Proxy

Aberdeen Asia-Pacific Income Fund, Inc. offers shareholders of record four alternative ways of authorizing proxies:

---------
TELEPHONE  Available only until 5:00 p.m. Eastern Daylight Time March 19, 2003.
---------

..    On a touch-tone telephone, call TOLL FREE 1-877-260-0388, 24 hours a day, 7 days a week
..    You will be asked to enter ONLY the Control Number shown below
..    Have your proxy card ready, then follow the prerecorded instructions
..    Your voting instructions will be confirmed and cast as you directed

---
FAX
---

..    Simply fax your completed and signed proxy card (both front and back sides)
     to 1-212-440-9009

--------
INTERNET  Available only until 5:00 p.m. Eastern Daylight Time March 19, 2003.
--------

..    Visit the Internet voting Website at http://proxy.georgeson.com
..    Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
..    You will incur only your usual Internet charges

----
MAIL
----

..    Simply sign and date your proxy card and return it in the postage-paid envelope


              COMPANY NUMBER                     CONTROL NUMBER



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S COMMON STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 3, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

(1) Election of the following four               For         Withhold
    nominees to serve as Class III
    Directors for three-year terms and           [ ]           [ ]
    until their successors are duly
    elected and qualify:
    David L. Elsum, Martin J. Gilbert,
    Peter J. O'Connell, and William J. Potter

    You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee. Your shares will be voted for the remaining nominee(s).

(3) Proposal to approve the amendment and        For         Against     Abstain
    restatement of the Articles
    Supplementary creating the Fund's            [ ]           [ ]         [ ]
    Series A through I Auction Market
    Preferred Stock

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

                               NOTE: Please sign as name appears
                               herein. Joint owners should each
                               sign. When signing as attorney,
                               executor, administrator, trustee,
                               officer of corporation or other
                               entity or in another representative
                               capacity, please give the full title
                               under the signature.

                               ------------------------------------------------
                               Signature

                               ------------------------------------------------
                               Signature (if held jointly)

                               ------------------------------------------------
                               Date

                                      PROXY

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders -- March 20, 2003

The undersigned stockholder of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey on Thursday March 20, 2003, at 3:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director to represent the interests of holders of preferred stock for the ensuing year (Proposal 2), "FOR" Proposal 3, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.


     -----------------------------------------------------------------------
               PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?


----------------------------                        ----------------------------

----------------------------                        ----------------------------

----------------------------                        ----------------------------

Instructions for Voting Your Proxy

Aberdeen Asia-Pacific Income Fund, Inc. offers shareholders of record four alternative ways of authorizing proxies:

---------
TELEPHONE Available only until 5:00 p.m. Eastern Daylight Time March 19, 2003.
---------

..    On a touch-tone telephone, call TOLL FREE 1-877-260-0388, 24 hours a day, 7 days a week
..    You will be asked to enter ONLY the Control Number shown below
..    Have your proxy card ready, then follow the prerecorded instructions
..    Your voting instructions will be confirmed and cast as you directed

---
FAX
---

..    Simply fax your completed and signed proxy card (both front and back sides)
     to 1-212-440-9009

--------
INTERNET Available only until 5:00 p.m. Eastern Daylight Time March 19, 2003.
--------

..    Visit the Internet voting Website at http://proxy.georgeson.com
..    Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
..    You will incur only your usual Internet charges

----
MAIL
----

..    Simply sign and date your proxy card and return it in the postage-paid envelope

              COMPANY NUMBER                     CONTROL NUMBER



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
--------------------------------------------------------------------------------
                    AUCTION MARKET PREFERRED STOCK SERIES A-I

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE FUND'S PREFERRED STOCK VOTE "FOR" PROPOSALS 2 AND 3, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

(2)  The election of two Directors to               For              Withhold
     represent the interests of holders             [ ]                [ ]
     of preferred stock for the ensuing year:
     Dr. Anton E. Schrafl and John T. Sheehy

     You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee. Your shares will be voted for the remaining nominee(s).

(3)  Proposal to approve the amendment and       For         Against     Abstain
     restatement of the Articles
     Supplementary creating the Fund's           [ ]           [ ]         [ ]
     Series A through I Auction Market
     Preferred Stock

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

                               NOTE: Please sign as name appears
                               herein. Joint owners should each
                               sign. When signing as attorney,
                               executor, administrator, trustee,
                               officer of corporation or other
                               entity or in another representative
                               capacity, please give the full title
                               under the signature.

                               ------------------------------------------------
                               Signature

                               ------------------------------------------------
                               Signature (if held jointly)

                               ------------------------------------------------
                               Date